     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                       REGISTRATION NO. 33-43057
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 7

                                       TO

                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                         ------------------------------

              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                             (EXACT NAME OF TRUST)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                         ------------------------------

                            BARRY G. SKOLNICK, ESQ.
                   Senior Vice President and General Counsel
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)
                         ------------------------------

                                    COPY TO:
                             STEPHEN E. ROTH, ESQ.

                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2404
                         ------------------------------

               It is proposed that this filing will become effective (check appropriate box)
               [ ] immediately upon filing pursuant to paragraph (b)

               [X] on May 1, 1997 pursuant to paragraph (b)

               [ ] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check box if it is proposed that the filing will become effective on (date) at
(time) pursuant to Rule 487 [ ]


     PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933. THE REGISTRANT FILED THE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 26, 1997.


================================================================================

                        MERRILL LYNCH LIFE VARIABLE LIFE
                              SEPARATE ACCOUNT II
                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 ITEM                                         CAPTION IN PROSPECTUSES
-----------                 ------------------------------------------------------------------------
      1                     Cover Page
      2                     Cover Page
      3                     Distribution Agreement and Other Contractual Arrangements
      4                     Cover Page
      5                     The Separate Account
      6                     The Separate Account; Distribution Agreement and Other Contractual
                             Agreements
      7                     Not Applicable
      8                     Not Applicable
      9                     Legal Proceedings
     10                     Summary of the Policies; Death Benefits; Policy Rights and Obligations;
                             How Policy Benefits Vary to Reflect the Separate Account's Investment
                             Results; Voting Rights; Appendix B
     11                     Summary of the Policies; The Separate Account
     12                     Cover Page; Summary of the Policies; The Separate Account
     13                     Summary of the Policies; The Separate Account; Charges and Expenses; Tax
                             Considerations; Servicing Agent
     14                     Summary of the Policies
     15                     Summary of the Policies; Policy Rights and Obligations
     16                     Summary of the Policies; Policy Rights and Obligations; The Separate
                             Account
     17                     Death Benefits; Policy Rights and Obligations
     18                     The Separate Account
     19                     Servicing Agent
     20                     Distribution Agreement and Other Contractual Agreements
     21                     Summary of the Policies; Policy Rights and Obligations
     22                     Not Applicable
     23                     Not Applicable
     24                     Appendix B
     25                     Summary of the Policies
     26                     Not Applicable
     27                     Summary of the Policies; State Regulation
     28                     Management
     29                     Summary of the Policies
     30                     Not Applicable
     31                     Not Applicable
     32                     Not Applicable
     33                     Not Applicable
     34                     Not Applicable
     35                     Summary of the Policies
     36                     Not Applicable
     37                     Not Applicable

N-8B-2 ITEM                                         CAPTION IN PROSPECTUSES
-----------                 ------------------------------------------------------------------------
     38                     Summary of the Policies; Distribution Agreement and Other Contractual
                             Arrangements
     39                     Summary of the Policies; Distribution Agreement and Other Contractual
                             Arrangements
     40                     Distribution Agreement and other Contractual Arrangements
     41                     Summary of the Policies; Servicing Agent
     42                     Not Applicable
     43                     Not Applicable
     44                     Summary of the Policies; Death Benefits; Policy Rights and Obligations;
                             Charges and Expenses
     45                     Not Applicable
     46                     Summary of the Policies; The Separate Account
     47                     The Separate Account
     48                     Distribution Agreement and Other Contractual Arrangements
     49                     Distribution Agreement and Other Contractual Arrangements
     50                     Not Applicable
     51                     Cover Page; Summary of the Policies; Death Benefits
     52                     The Separate Account
     53                     Tax Considerations
     54                     Not Applicable
     55                     Not Applicable
     56                     Not Applicable
     57                     Not Applicable
     58                     Not Applicable
     59                     Financial Statements

     The prospectus dated January 2, 1991 for the Directed Life Scheduled Premium Variable Life Insurance Policies issued by Tandem Insurance Group, Inc., as supplemented by Supplement dated September 9, 1991, Supplement dated October 1, 1991, and Supplement dated June 1, 1996, all of which are contained in the Registrant's registration statement on Form S-6, File No. 33-43057, filed with the Commission on October 1, 1991, are incorporated herein by this reference.



     The prospectus dated May 1, 1993 for the Prime Plan I, Prime Plan II and Prime Plan III Single Premium Variable Life Insurance Policies issued by Merrill Lynch Life Insurance Company, as supplemented by Supplement dated June 1, 1996, all of which are contained in the Registrant's registration statement on Form S-6, File No. 33-43057, filed with the Commission on April 30, 1993, is incorporated herein by this reference.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

  This prospectus describes Single Premium Variable Life Insurance Policies ("Policies") issued by Merrill Lynch Life Insurance Company (the "Insurance Company" or "we" or "us"), a subsidiary of Merrill Lynch & Co., Inc. Policies were issued by Monarch Life Insurance Company ("Monarch") through 1988 and assumed by Tandem Insurance Group, Inc. ("Tandem"), which was merged into the Insurance Company, as described under "Summary of the Policies: Assumption of Previously Issued Policies and Subsequent Merger." The Policy is not currently being offered for sale to new purchasers. A Policy is designed to provide lifetime insurance coverage on the insured named in the Policy. A Policy also may be surrendered for its net cash value while the insured is living. The death benefits and cash values under a Policy will vary based on investments made in the Merrill Lynch Life Variable Life Separate Account II (the "Separate Account" or the "Account"). The Insurance Company also has issued Annual Premium and Flexible Premium Variable Life Insurance Policies through the Separate Account which are described in other prospectuses.


  An owner of a Policy may allocate the investment base for a Policy among up to 5 of 31 investment divisions in the Separate Account. Some of the investment divisions use their assets to buy shares at net asset value in a designated mutual fund portfolio. Each of these portfolios is a part of the Merrill Lynch Series Fund, Inc. ("Series Fund") or the Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds"). The Series Fund and the Variable Series Funds use the investment advisory services of Merrill Lynch Asset Management, L.P. ("MLAM"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc. The other investment divisions use their assets to purchase units of designated unit investment trusts. Each of these unit investment trusts (collectively the "Trusts", and individually, a "Trust") is part of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch & Co., Inc., serves as sponsor for each unit investment trust.


  Regardless of a Policy's investment return, the death benefit can never be less than the Guaranteed Insurance Amount. This amount is the Policy's face amount during the first policy year. Afterwards, the Guaranteed Insurance Amount increases each year by 0.48%.

  During the first policy year the death benefit equals the Guaranteed Insurance Amount. Afterwards, the death benefit may increase or decrease on each policy anniversary, depending on a Policy's investment return, but it will never decrease below the Guaranteed Insurance Amount.

  A Policy's cash value may increase or decrease on any day, depending on a Policy's investment return. No minimum amount of cash value is guaranteed. In early policy years the cash value may be lower than the single premium accumulated at interest. Therefore, a policy should be purchased only if the owner intends to keep it in effect for a reasonable period of time.


  Certain deductions and charges are assessable against the single premium paid under a Policy (see "Charges Deducted from Premium", page 16). The amount of the charges ("policy loading") initially will be added to the investment base of a Policy by the Insurance Company. The total amount of the policy loading will then be subtracted from the Policy's investment base in equal installments at the beginning of the second through eleventh policy years. During the period of time that any portion of the policy loading is included in the Policy's investment base, the benefits under the Policy will be greater if the actual rate of return is greater than zero, but will create larger decreases in benefits if the actual rate of return is less than zero (see "Investment Return Adjustment", page 9).


  A Policy may be exchanged for fixed life insurance under certain conditions (see "Right to Exchange for Fixed Life Insurance", page 11, and "Substitution of Investments", page 15).

  It may not be advantageous to replace existing insurance with a Policy. In addition, employers and employee organizations should consider whether, in light of a Supreme Court decision, it is appropriate to purchase a Policy for any employment-related insurance or benefit program (see "Legal Considerations", page 21).


  If you make certain changes to your contract, including additional payments, it may be treated as a "modified endowment contract" under Federal tax law. If the contract is a modified endowment contract, any loan, capitalized interest, collateral assignment or complete surrender may result in adverse tax consequences and/or penalties. (See "Tax Considerations", page 19.) This entire prospectus should be read to completely understand the Policies being offered.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
        THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES
   FOR THE MERRILL LYNCH SERIES FUND, INC., THE MERRILL LYNCH VARIABLE SERIES
                                  FUNDS, INC.
    AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES
             WHICH CONTAIN FULL DESCRIPTIONS OF THOSE INVESTMENTS.
            THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Issued by:                                                      Administered at:
     Merrill Lynch Life Insurance Company                            Service Center
     Plainsboro, New Jersey 08536                                    P.O. Box 9025
Distributed by:                                                      Springfield, Massachusetts
     Merrill Lynch, Pierce, Fenner &                                 01102-9025
       Smith Incorporated                                       1414 Main Street, Third Floor
       ("MLPF&S")                                                    Springfield, Massachusetts
     Plainsboro, New Jersey 08536                                    01104-1007
                                                                     Phone: (800) 354-5333


DATE: MAY 1, 1997

                              PROSPECTUS CONTENTS


                                                                                                           PAGE
                                                                                                           ----
Summary of the Policy...................................................................................     3
    How Does This Policy Differ from a Traditional Single Premium Life Insurance Policy?................     3
    What Is the Guaranteed Insurance Amount?............................................................     3
    How Does a Policy's Death Benefit Vary?.............................................................     3
    How Is The Premium Determined?......................................................................     4
    How Does the Separate Account Operate?..............................................................     4
    What Is the Policy's Net Premium?...................................................................     5
    How Much of a Policy's Premium Is Allocated to the Separate Account?................................     5
    What Are the Different Investment Portfolios in the Series Fund and the Variable Series Funds?......     5
    What Are the Different Unit Investment Trusts of the Trusts.........................................     5
    How Can the Owner Allocate the Investment Base for a Policy?........................................     6
    Is the Death Benefit Excludable from Gross Income for Tax Purposes?.................................     6
    What Is the Tax Treatment of Cash Value Increases?..................................................     6
    What Is the Loan Privilege?.........................................................................     6
    Who Are the Insurance Company and MLPF&S?...........................................................     6
    Who Sells the Policies?.............................................................................     7
    What Are the Insurance Underwriting Requirements?...................................................     7
    Assumption of Previously Issued Policies and Subsequent Merger......................................     7
Death Benefits..........................................................................................     7
Policy Rights and Obligations...........................................................................     9
    Premiums............................................................................................     9
    Allocation of Net Premium and Investment Base.......................................................     9
    Cash Value Benefits.................................................................................    10
    Policy Loan.........................................................................................    10
    Increase in Guaranteed Insurance Amount.............................................................    10
    Right to Exchange for Fixed Life Insurance..........................................................    11
    Right to Examine a Policy ("Free Look").............................................................    11
The Separate Account....................................................................................    11
    The Separate Account................................................................................    11
    Investments of the Separate Account.................................................................    12
    The Series Fund.....................................................................................    12
    The Variable Series Funds...........................................................................    13
    Certain Risks of the Series Fund and the Variable Series Fund.......................................    13
    Resolving Material Conflicts........................................................................    14
    The Trusts..........................................................................................    14
    Substitution of Investments.........................................................................    15
How Policy Benefits Vary to Reflect the Separate Account's Investment Results...........................    15
    The Amount Invested: The Investment Base............................................................    15
    Policy's Rate of Return and Resultant Investment Return.............................................    16
Charges and Expenses....................................................................................    16
    Allocation to the Separate Account..................................................................    16
    Charges Deducted from Premium.......................................................................    16
    Expenses Charged to All Divisions of the Separate Account...........................................    17
    Charge for the Cost of Insurance....................................................................    17
    Group or Sponsored Arrangements.....................................................................    17
    Expenses Charged to the Trusts......................................................................    17
    Guarantee of Certain Charges........................................................................    18
    Charges to Series Fund Assets.......................................................................    18
    Charges to Variable Series Fund Assets..............................................................    18
    Other Charges.......................................................................................    18
Administrative Services.................................................................................    18
Distribution Agreement and Other Contractual Arrangements...............................................    18
Tax Considerations......................................................................................    19
    Policy Proceeds.....................................................................................    19
    Charge for the Insurance Company's Income Taxes.....................................................    21
Legal Considerations....................................................................................    21
Management..............................................................................................    22
Voting Rights...........................................................................................    22
    Right to Instruct Voting of Shares of the Series Fund and the Variable Series Funds.................    22
    Disregard of Voting Instructions....................................................................    22
Reports.................................................................................................    23
State Regulation........................................................................................    23
Legal Proceedings.......................................................................................    23
Legal Matters...........................................................................................    23
Additional Information..................................................................................    23
Experts.................................................................................................    23
Appendix A--Illustrations of Death Benefits, Cash Values and Accumulated Premiums.......................    24
Appendix B--Other Policy Provisions.....................................................................    33
    Income Plans........................................................................................    33
    Other Important Provisions..........................................................................    33
Financial Statements of Merrill Lynch Life Variable Life Separate Account II............................
Financial Statements of Merrill Lynch Life Insurance Company............................................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                             SUMMARY OF THE POLICY

This section will answer many questions about a Policy.

How Does This Policy Differ from a Traditional Single Premium Life Insurance Policy?

  Like other single premium life insurance policies, a Policy provides a death benefit that is payable to the beneficiary upon the insured's death.

  Unlike a traditional fixed single premium life insurance policy, the owner of a Policy can choose where the investment base for a Policy is to be placed. The choice is among up to any 5 of the investment divisions of the Separate Account. Contractowners may wish to consider diversifying their investment in the contract by allocating investment base to two or more investment divisions. Some of the divisions invest in shares of a designated mutual fund portfolio in the Series Fund, while other divisions invest in shares of a designated mutual fund portfolio of the Merrill Lynch Variable Series Funds. Each portfolio of the Series Fund and the Variable Series Funds is managed by MLAM. The other investment divisions invest in units of a designated unit investment trust in the Trusts. MLPF&S serves as sponsor for each unit investment trust.

  Like other life insurance policies, a Policy provides a guaranteed minimum death benefit.

  Unlike traditional life insurance policies, the death benefit may increase above a Policy's guaranteed minimum. There can be no assurance, however, that this will occur. A Policy's death benefit may increase or decrease on each policy anniversary, depending on the investment return for a Policy. Regardless of investment return, the death benefit can never be less than a Policy's Guaranteed Insurance Amount.


  For any amount of death benefit above the Guaranteed Insurance Amount, the owner bears the investment risk on any change occurring on a policy anniversary. During a policy year, the Insurance Company will bear the investment risk on such amount while the owner forgoes any increase in death benefit until the next policy anniversary if investment results should be favorable. The Insurance Company bears the investment risk for the entire amount of the Guaranteed Insurance Amount, for which the Insurance Company imposes a risk charge (see "Charges Deducted from Premium--Risk Charge", page 17).


  Like other life insurance, the owner can cancel a Policy while the insured is living and receive its net cash value.

  Unlike traditional life insurance, a Policy offers the opportunity for appreciation of its net cash value based upon investment results. There can be no assurance that such appreciation will occur. The cash value may increase or decrease on any day, depending on the investment return for a Policy.

  The owner bears the investment risk on the cash value, since no minimum amount is guaranteed, whereas in a traditional life insurance policy, cash values are guaranteed as set forth in those policies.


  Availability. A Policy can be issued to an insured up to age 75. The minimum single premium is $5,000 for age 0 through 19 and $10,000 for ages 20 and over. In certain group or sponsored arrangements, the minimum single premium requirement may be reduced (see "Group or Sponsored Arrangements", page 17). The Policy is no longer available for new issuance.


What is the Guaranteed Insurance Amount?

  A Policy's Guaranteed Insurance Amount is its face amount during the first policy year. Afterwards, the Guaranteed Insurance Amount increases each year by 0.48%.

  Subject to state availability, the owner can purchase term insurance riders which may be added to a Policy to increase the life insurance protection. The amount of any term insurance will not vary with a Policy's investment return (see "Single Premium Term Insurance Rider", page 8).

How Does a Policy's Death Benefit Vary?

  The death benefit of a Policy is the Guaranteed Insurance Amount plus the Variable Insurance Amount, if positive. The Variable Insurance Amount reflects the accumulation of each policy year's investment return (see "Policy's Rate of Return and Resultant Investment Return", page 16). The Variable Insurance Amount is zero during the first policy year. After that, it may be positive or negative as calculated on each policy anniversary.

  The change in the Variable Insurance Amount on a policy anniversary will depend, subject to the investment return adjustment described below, upon the relationship of a Policy's actual rate of return (see "Actual Rate of Return", page 16), for the policy year ending on the anniversary, to 4.5%, the Policy's assumed rate of return. The actual rate of return under a Policy reflects, through investment divisions in the

Separate Account, increases or decreases in the net asset value of the shares of the Funds plus any distribution made during the policy year on such shares, and increases or decreases in the value of the units of the Trusts. A Policy's investment return for a policy year is the difference between a Policy's actual rate of return and 4.5%, multiplied by a Policy's total investment base (see "The Amount Invested: The Investment Base", page 15.)


  If the actual rate of return exceeds 4.5%, the investment return is positive and the Variable Insurance Amount increases. The increase in the Variable Insurance Amount is an amount of insurance that is purchased by the dollar amount of investment return under a Policy.

  An increase in the Variable Insurance Amount on a policy anniversary will not result in an increase in the death benefit if:

          - the Variable Insurance Amount on the previous policy anniversary was negative (and the death benefit equalled the Guaranteed Insurance Amount); and

          - such increase in the Variable Insurance Amount is not sufficient to make the resulting Variable Insurance Amount positive.

  If the actual rate of return is less than 4.5%, the investment return is negative and the Variable Insurance Amount decreases. The decrease in the Variable Insurance Amount is an amount of insurance that is canceled on account of the negative investment return under a Policy. If the prior Variable Insurance Amount was negative, such a decrease will make the Variable Insurance Amount more negative. A decrease in the Variable Insurance Amount will not result in a decrease in the death benefit below the Guaranteed Insurance Amount (see "Death Benefits", page 7).

  During the first ten policy years the investment return will be adjusted ("investment return adjustment ") by the product of (i) a Policy's actual rate of return for the policy year, and (ii) the amount of the policy loading that has not been recovered as of the beginning of the policy year. The investment return adjustment may be positive or negative depending on whether the actual rate of return is greater than or less than zero. In calculating the investment return adjustment, the Policy's assumed rate of return is not subtracted from the actual rate of return, as it is in calculating the investment return on the balance of the investment base. This adjustment will be reflected in a change in the Variable Insurance Amount and will have the effect of creating greater increases in the benefits of a Policy if the actual rate of return is greater than zero, but will create larger decreases in benefits if the actual rate of return is less than zero.

  Policies issued in the standard class and in the non-smoker class, will provide for increases in the Variable Insurance Amount otherwise calculated on each policy anniversary (see "What Are the Insurance Underwriting Requirements?", page 7). This will be based upon a formula adjustment for assumed favorable mortality result as the Policy remains in force (see "Death Benefits", page 7).

How Is The Premium Determined?

  In return for insurance benefits and other policy rights, the owner makes a single premium payment. The premium amount depends on a Policy's face amount and the insured's sex and insurance age.


  The minimum single premium is $5,000 for ages 0 through 19 and $10,000 for ages 20 and over. In certain group or sponsored arrangements, the minimum single premium requirement may be reduced (see "Group or Sponsored Arrangements", page
17).


How Does The Separate Account Operate?

  The Variable Life Insurance benefits for the policies are provided through investments made in the Separate Account. The Separate Account is a separate investment account used only to support Variable Life Insurance policies (see "The Separate Account", page 11). It is not part of the Insurance Company's general account.


  The Separate Account is organized as a unit investment trust and is governed by the laws of the State of Arkansas. There currently are 31 investment divisions within the Separate Account available for new allocations, 10 of which invest in shares of a designated mutual fund portfolio of the Series Fund, 5 of which invest in Class A shares of a designated mutual fund portfolio of the Variable Series Funds (each, a "series" type of mutual fund) and 16 of which invest in units of a designated unit investment trust which is part of the Trusts. An owner of a Policy can allocate the investment base for a Policy among up to 5 of the 31 investment divisions.



  The daily charge for mortality and expense risks is made against the assets of all divisions in the Separate Account. The charge is equivalent to an effective annual rate of .50% at the beginning of the year (see "Expenses Charged To All Divisions of the Separate Account", page 17). In addition, a daily asset charge, equivalent to an effective annual rate of .34% at the beginning of the year, currently is made against the assets of the Trusts, which invest in units of a designated unit investment trust which is part of the Trusts. This charge may be increased in the future but in no event will it exceed an effective annual rate of .50% (see "Asset Charge", page 17).


  Currently, the Insurance Company makes no charge against the Separate Account for company Federal income taxes. Under the Insurance Company's current tax status as a life insurance company, it does not expect to incur Federal income taxes attributable to the Separate Account for a number of years. However, if the Insurance Company incurs company Federal income taxes attributable to the Separate Account in future years, it intends to make a charge for those taxes (see "Charge for the Insurance Company's Income Taxes", page 21.)

What Is the Policy's Net Premium?

  The Policy's "net premium" will equal the single premium payable less the policy loading consisting of:


          - A charge for sales load which will not exceed 4% of the single premium (see "Sales Load", page 16);


          - A charge for administrative expenses (see "Administrative Charge", page 17);

          - A charge for state premium taxes (see "State Premium Tax Charge", page 17); and

          - A risk charge (see "Risk Charge", page 17).


  In certain group or sponsored arrangements the charges for sales load and administrative expenses may be reduced (see "Group or Sponsored Arrangements", page 17).


  The net premium is the Policy's cash value as of the policy date.

How Much of a Policy's Premium Is Allocated to the Separate Account?

  On the policy date, which is either the date of the application (if the premium is received within 5 working days of that date) or the date the premium is received, if later, the Insurance Company allocates to the Separate Account, the sum of the Policy's net premium and the policy loading. That amount is allocated to the investment division investing in the Money Reserve Portfolio. Subject to the Insurance Company's rules, a policyholder may choose to allocate the policy premium among the investment division investing in the Money Reserve Portfolio and one of the investment divisions investing in a unit investment trust. The amount allocated equals the Policy's investment base as of the policy date. After the free look period, the investment base may be allocated among 5 of the investment divisions based on the owner's instructions.

  At the beginning of the second policy year and continuing through the eleventh, the Insurance Company will reduce a Policy's investment base by 10% of policy loading. Thus, the amount of the policy loading originally deducted from the single premium but added to the initial investment base will be subtracted from a Policy's investment base in equal installments at the beginning of the second through the eleventh policy years.

What Are the Different Investment Portfolios in the Series Fund and the Variable Series Funds?


  Ten of the investment divisions of the Separate Account will invest only in the shares of designated mutual fund portfolios of the Series Fund. The following portfolios of the Series Fund are currently available:


      Money Reserve Portfolio
      Intermediate Government Bond Portfolio
      Long Term Corporate Bond Portfolio
      Capital Stock Portfolio
      Growth Stock Portfolio
      High Yield Portfolio
      Multiple Strategy Portfolio
      National Resources Portfolio
      Global Strategy Portfolio
      Balanced Portfolio

  Five of the investment divisions of the Separate Account will invest only in the shares of designated mutual fund portfolios of the Variable Series Funds. The following portfolios of the Variable Series Funds are currently available:

      Basic Value Focus Fund
      Global Utility Focus Fund
      International Equity Focus Fund
      Developing Capital Markets Focus Fund
      Equity Growth Fund

  Both the Series Fund and the Variable Series Funds are managed by Merrill Lynch Asset Management, L.P. ("MLAM"), which is a wholly-owned subsidiary of Merrill Lynch & Co., Inc.


  The Series Fund and the Variable Series Funds, and the fees paid by each to MLAM, are briefly described on pages 12 and 13. More detailed information about the Series Fund and the Variable Series Funds can be found in the accompanying prospectuses for the Series Fund and the Variable Series Funds, which should be read together with this prospectus.


What Are the Different Unit Investment Trusts of the Trusts?


  Certain investment divisions of the Separate Account will invest in units of a designated unit investment trust which is part of the Trusts. Subject to state approval, the Trusts currently available have maturity dates in years 1998 through 2011, 2013 and 2014.


  MLPF&S, the sponsor for each unit investment trust, will sell units of the Trusts to the Separate Account. The price of these units will include a transaction charge which will not be paid by the Separate Account upon acquisition but will be paid directly by the Insurance

Company to MLPF&S out of the Insurance Company's general account assets. The amount of the transaction charge paid will be limited by agreement between the Insurance Company and MLPF&S and will not be greater than that ordinarily paid by a dealer for similar securities. The Insurance Company will seek reimbursement for the amounts paid through a daily asset charge which will be made against the assets of the Trusts. The amount of this charge currently is equivalent to an effective annual rate of .34% at the beginning of the year. This amount may be increased in the future but in no event will it exceed an effective annual rate of .50%. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for the Insurance Company.


  The value of the Trust units will vary more widely than units of a unit investment trust containing coupon-bearing U.S. treasury securities with comparable maturities. Accordingly, the investment base allocated to the Trusts may show wide fluctuations from day to day, particularly when the period to maturity is relatively long. The Trusts are briefly described on page 14. More detailed information can be found in the accompanying prospectus, which should be read together with this prospectus.


How Can the Owner Allocate the Investment Base for a Policy?

  After the end of the free look period, the owner can allocate the investment base among up to 5 of the investment divisions of the Separate Account. Thereafter the owner can change the allocation of the investment base that supports a Policy 5 times each policy year. Allocations to the Trusts depend on state approvals and the availability of units of the Trusts (see "Allocation of Net Premium and Investment Base", page 9).

Is the Death Benefit Excludable from Gross Income for Tax Purposes?

  The death benefit under a Policy is subject to the same Federal income tax treatment as proceeds of fixed life insurance. Therefore, the death benefit will be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code (see "Tax Considerations--Policy Proceeds", page 19).

What Is the Tax Treatment of Cash Value Increases?

  The cash value under a Policy is subject to the same Federal income tax treatment as cash value under fixed life insurance. Therefore, the owner will not be deemed to be in constructive receipt of the cash values, including any yearly increases, unless and until actual surrender of a Policy. Upon surrender of a Policy for its cash value, the excess, if any, of the cash value over the premium paid in will be treated as ordinary income for Federal income tax purposes (see "Tax Considerations--Policy Proceeds", page 19).

What Is the Loan Privilege?

  The owner may borrow up to the loan value of the Policy from the Insurance Company. The Policy may be the only security required for the loan. The owner may repay all or part of the loan at any time while the insured is living.

  The interest rate on a loan is 5.25% a year. If interest isn't paid when due, it will be added to the amount of the loan.


  Effect of a Loan. While a loan is outstanding, a part of the cash value equal to the policy debt is maintained in the Insurance Company's general account rather than in the Separate Account. The part maintained in the general account is credited with a 4.5% annual net return and does not participate in the investment experience of the Separate Account. Therefore, the death benefit (above the Guaranteed Insurance Amount) and the cash value are permanently affected by a loan, whether or not repaid in whole or in part. The amount of any outstanding policy debt is subtracted from the amount payable on surrender of a Policy and is also subtracted from any death benefit payable (see "Policy Loan", page 10). Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS CAPITALIZED AND ADDED TO THE OUTSTANDING LOAN AMOUNT. Depending upon investment performance of the investment divisions and the amount borrowed, loans may cause a Policy to lapse. Lapse of a Policy with loans outstanding may result in adverse tax consequences (see "Tax Considerations--Policy Proceeds", page 19). If the policy debt exceeds the cash value, the Insurance Company will terminate the Policy in accordance with the procedure described on page 10.


Who Are the Insurance Company and MLPF&S?

  The Insurance Company is a stock life insurance company organized under the laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. We are authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. We are authorized to offer variable life insurance in most states.

  MLPF&S provides a broad range of securities brokerage and investment banking services in the United States. It provides marketing services for us and is the principal underwriter of our variable life policies issued through the Separate Account. We retain MLPF&S to provide services relating to the policies under a Distribution Agreement.

Who Sells the Policies?

  The Insurance Company retains MLPF&S under a distribution agreement to act as principal underwriter for the policies issued through the Separate Account. The Insurance Company has companion sales agreements with various insurance agency organizations affiliated with MLPF&S, including ML Life Agency Inc. in Texas, Merrill Lynch Life Agency Ltd. in Mississippi and various Merrill Lynch Life Agencies elsewhere. MLPF&S is registered with the U.S. Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the National Association of Securities Dealers.

  Under these agreements, applications for the policies are solicited by financial consultants of MLPF&S. The financial consultants are authorized under applicable state regulations to sell variable life insurance as insurance agents. The Policy is not currently being offered for sale to new purchasers.

  Commission. The maximum commission as a percentage of a premium payable to qualified registered representatives will, in no event, exceed 3.5%. In addition, the insurance agency organizations described above will also receive override payments and may be reimbursed under MLPF&S's expense reimbursement allowance program for portions of expenses incurred.

What Are the Insurance Underwriting Requirements?

  Insurance underwriting is designed to group applicants of the same age into classifications which can be expected to produce mortality experience consistent with the actuarial structure for that class. The Insurance Company uses the following methods of underwriting: (a) simplified and non-medical underwriting not requiring a physical exam and (b) medical underwriting which requires an exam.

  Simplified underwriting is the only method used if the proposed insured's issue age is 75 or less and if the single premium is less than $75,000. Under this underwriting method, Policies will be issued in the standard-simplified underwriting risk class.

  In other situations, non-medical or medical underwriting is used. As a result of these methods of underwriting, the proposed insured may be classified as standard-medical or as non-smoker.


  Applicants who do not qualify for the non-smoker or standard underwriting classifications will not have the formula adjustment. All other applicants will receive a formula adjustment (see page 9). In certain group or sponsored arrangements, underwriting classifications may be modified (see "Group or Sponsored Arrangements", page 17).


Assumption of Previously Issued Policies and Subsequent Merger

  On November 14, 1990, Monarch, the Insurance Company and certain other Merrill Lynch insurance companies entered into an indemnity reinsurance and assumption agreement (the "Assumption Agreement"). Under the Assumption Agreement, Tandem, one of the other Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies issued by Monarch through its Variable Account A, including the Policies ("reinsured policies") described in this prospectus. On October 1, 1991, Tandem was merged with and into the Insurance Company (the "merger"), which thereby succeeded to all of Tandem's liabilities and obligations. Thus, the Insurance Company has all the liabilities and obligations under the reinsured policies. All further payments made under the reinsured policies will be made directly to or by the Insurance Company.

  If you are the owner of a reinsured policy, you have the same rights and values under your Policy as you did before the reinsurance or merger transaction. However, you will look to the Insurance Company instead of to Monarch or Tandem to fulfill the terms of your Policy. Pursuant to the Assumption Agreement, all of the assets of Monarch's Variable Account A relating to the reinsured policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became a separate account of the Insurance Company. The assets of the Separate Account are only available to satisfy the Insurance Company's obligations under the variable life insurance policies issued through the Separate Account. Those assets are not chargeable with liabilities arising out of any other business that Monarch has conducted, and the assets of the Separate Account cannot be reached by Monarch or Monarch's creditors.

                                 DEATH BENEFITS


  Proceeds. The Insurance Company will pay death benefit proceeds of a Policy to the named beneficiary upon the insured's death. The proceeds may be paid in cash or under one or more income plans (see "Income Plans", page 33). When Merrill Lynch Life is first provided reliable notification of the insured's death by a representative of the owner or the insured, investment base may be transferred to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.


  Death benefit proceeds equal the Guaranteed Insurance Amount plus the Variable Insurance Amount, if positive, on the immediately preceding anniversary in the year of death, plus any insurance on the insured's life provided by rider, less any policy debt (see "Policy Loan", page 10).

  Death benefit proceeds (exclusive of amounts due from riders and before reduction by any policy debt) will be at least equal to the face amount of insurance under a single premium variable life insurance policy purchased at the insured's age at the date of death having a net premium equal to a Policy's net cash value. For this purpose the face amount purchased will in no event be less than the face amount required under the rules governing the tax definition of life insurance. Thus, under certain circumstances, it is possible that an owner may not forego any increase in death benefit until the next policy anniversary if investment results should be favorable.

  All calculations will be made as of the date of death.

  Single Premium Term Insurance Rider. In order to allow the owner of a Policy to increase the amount of insurance protection, subject to state availability, a Policy may be combined with a Single Premium Term Insurance Rider. Insurance under this Rider may be converted to a Single Premium Variable Life Insurance policy without evidence of insurability at any time beginning on the first anniversary of the rider and ending as of the tenth anniversary. The new Single Premium Variable Life Insurance policy will be for a face amount equal to the amount converted and will be at premium rates based on the insured's age at the time of conversion using the risk classification of the rider.

  No portion of the premium for a rider is allocated to the Separate Account and therefore the rider contains no variable feature. The Rider will have guaranteed cash values which will be received upon cancellation of the Rider. The guaranteed cash values of the Rider will be added to the cash value of the Policy in the determination of cash value benefits. The cash value of the Rider will not increase the loan value of the Policy.

  Variable Insurance Amount. The Variable Insurance Amount a Policy provides is zero during the first policy year. After that, the amount may be positive or negative as calculated on an annual basis.

  On each policy anniversary, the Insurance Company will determine the Variable Insurance Amount for the policy year beginning on that anniversary by taking into account:

          - the Variable Insurance Amount (positive or negative) for the preceding policy year; and

          - the Policy's investment return for the preceding policy year (see "Policy's Rate of Return and Resultant
            Investment Return", page 16); and

          - the investment return adjustment (positive or negative) for the preceding policy year (see "Investment Return
            Adjustment", page 9); and

          - the formula adjustment for Policies issued in the standard and non-smoker classes (see "Formula Adjustment", page 9).

  The Variable Insurance Amount changes only on a policy anniversary.

  The change in the Variable Insurance Amount on a policy anniversary will depend, subject to the investment return adjustment described on page 9, on the relationship of the Policy's actual rate of return (see "Actual Rate of Return", page 16) for the policy year ending on the anniversary, to 4.5%, the Policy's assumed rate of return. If the actual rate of return exceeds 4.5%, the Variable Insurance Amount increases. Subject to the investment return adjustment described on page 9, and the formula adjustment described on page 9, if the actual rate of return is less than 4.5%, the Variable Insurance Amount decreases; in the absence of any adjustment the Variable Insurance Amount would not change from one year to the next if a Policy's actual rate of return equals 4.5%.

  If the Variable Insurance Amount is negative at the end of a policy year, the death benefit will equal the Guaranteed Insurance Amount. In that event, the death benefit would increase above the Guaranteed Insurance Amount on the next policy anniversary only if the actual rate of return for such year was sufficiently greater than 4.5% to result in an investment return large enough to offset the negative Variable Insurance Amount in the prior policy year.


  The change in the Variable Insurance Amount on a policy anniversary equals the amount of insurance purchased under a Policy or the amount of insurance coverage canceled under a Policy which results from positive or negative investment return, respectively. To calculate the change in the Variable Insurance Amount, the Insurance Company uses a net single premium per $1 of paid-up whole life insurance based on the insured's age at the anniversary. Thus, for example, if the investment return for a female age 65 is $100, positive or negative, the Variable Insurance Amount will increase or decrease by $195 (see table below). Since the dollar amount of a Policy's investment return depends on the total investment base supporting a Policy (see "The Amount Invested: The Investment Base", page 15) which will tend to be larger in later years, the increase or decrease in the Variable Insurance Amount will tend to be larger in later years.


  It should be noted that as shown in the table below, the net single premium used to calculate the Variable Insurance Amount increases as the insured advances in age and thus larger dollar amounts of investment return are required each year to result in the same increases in the Variable Insurance Amount.

  Net Single Premium for the Variable Insurance Amount. A Policy includes a table of net single premiums used to convert the investment return for a Policy into increases or decreases in the Variable Insurance Amount. This purchase basis does not depend upon the risk classification of a Policy or any changes in the insured's health after issue of a Policy. The net single premium will be lower for a Policy issued to a female than for a Policy issued to a male, as shown below. The net single premium is used for the calculation of the Variable Insurance Amount and is not for premium payment purposes.
                        TABLE OF ILLUSTRATIVE NET SINGLE
                        PREMIUMS FOR AVAILABLE INSURANCE
                                     AMOUNT

                                  VARIABLE
              NET SINGLE         INSURANCE
             PREMIUM PER      AMOUNT PURCHASED
               $1.00 OF       OR CANCELLED BY
  MALE         VARIABLE           $1.00 OF
ATTAINED      INSURANCE          INVESTMENT
  AGE           AMOUNT             RETURN
--------     ------------     ----------------
    5          $ .08550            $11.70
   15            .11834              8.45
   25            .16522              6.05
   35            .23528              4.25
   45            .33460              2.99
   55            .45929              2.18
   65            .59811              1.67
   75            .72817              1.37
   85            .83523              1.20

 FEMALE
ATTAINED
  AGE
--------
    5          $ .07095            $14.09
   15            .09683             10.33
   25            .13510              7.40
   35            .18992              5.27
   45            .27165              3.68
   55            .38186              2.62
   65            .51413              1.95
   75            .65271              1.53
   85            .77524              1.29

  Investment Return Adjustment. During the first ten policy years the investment return will be adjusted by the product of (i) a Policy's actual rate of return for the policy year, and (ii) the amount of the policy loading that has not been recovered as of the beginning of the policy year. Accordingly, this adjustment will be reflected in a change in the Variable Insurance Amount. This investment return adjustment can be positive or negative depending on whether the actual rate of return is greater than or less than zero. Thus, with respect to both the investment return and the change in the Variable Insurance Amount, the dollar amount of change will be increased (positively or negatively) as a result of the investment return adjustment. Thus, the effect of the addition of the policy loading to the investment base is to create greater increases in benefits if the actual rate of return is greater than zero, but to create larger decreases in benefits if the actual rate of return is less than zero. Regardless of the actual rate of return, however, the full amount of the policy loading will be deducted from the investment base over a ten-year period.

  Formula Adjustment. For Policies issued in the standard or non-smoker risk classifications the Variable Insurance Amount otherwise calculated on a policy anniversary will be increased to reflect assumed favorable mortality results as the Policy remains in force. It will be calculated as follows:

     (1) The total investment base immediately before the anniversary, multiplied by

     (2) the adjustment factor on the anniversary from the table included in a Policy, divided by

     (3) the net single premium based on the insured's age at the anniversary.

  The adjustment factors range between 0 and .0122 and depend on the single premium, issue age, sex, risk classification and policy anniversary.

                         POLICY RIGHTS AND OBLIGATIONS

PREMIUMS


  Premium. Payment of the single premium is required to put a Policy in effect. The minimum single premium is $5,000 for ages 0 through 19 and $10,000 for ages 20 and above. In certain group or sponsored arrangements, the minimum single premium requirement may be reduced (see "Group or Sponsored Arrangements", page
17).


  In setting its premium rates, the Insurance Company considers actuarial estimates of death and cash value benefits, expenses, investment experience and an amount to be contributed to the Insurance Company's surplus. Also, assets are allocated to the Insurance Company's general account to accumulate as a reserve to cover the contingency that the insured will die at a time when the Guaranteed Insurance Amount exceeds the death benefit that would have been payable based upon the Policy's cumulative investment return in the absence of such guarantee.

ALLOCATION OF NET PREMIUM AND INVESTMENT BASE

  After the free look period, the owner can designate how the investment base is to be allocated among up to 5 of the investment divisions of the Separate Account. On the policy date the investment base is allocated to the Money Reserve Portfolio.


  The owner can change the allocation of the total investment base among the investment divisions 5 times each policy year (see "The Amount Invested: The Investment Base", page 15, for a full description of the investment base) but not before the end of the free look period. Such change will take effect when notice is received.

  The ability of an owner to allocate additional portions of the investment base to the Trusts may be limited by the availability of units of the Trusts.

  If any part of the investment base of a Policy is allocated to investment divisions which have specified maturity dates, then as of that maturity date, unless otherwise specified by the owner, the amounts in that division will be allocated to the investment division investing in the Money Reserve Portfolio. The Insurance Company will notify the owner 30 days in advance of the maturity date. To elect an allocation to other than the investment division investing in the Money Reserve Portfolio, the owner must notify the Insurance Company in writing at least 7 days prior to the maturity date.

CASH VALUE BENEFITS

  The owner can cancel a Policy at any time while the insured is living and receive its net cash value. The request must be in writing in a form satisfactory to the Insurance Company. All rights to death benefits will end on the date the written request is sent to the Insurance Company. The net cash value will be determined upon receipt of the written request at the Service Center.

  Net Cash Value. The cash value increases or decreases daily to reflect a Policy's investment return (see "Policy's Rate of Return and Resultant Investment Return", page 16). The cash value for a Policy at the end of a policy year is equal to the tabular cash value on that date as shown in the Policy plus (or minus) the net single premium on that date for the Variable Insurance Amount. The net cash value is the cash value minus any policy debt. The cash value on a date during a policy year, assuming no policy loans during the year, can be expressed as:

     (1) The cash value at the end of the preceding year; plus

     (2) the actual rate of return (positive or negative) for a Policy applied to the investment base, including any unrecovered policy loading, at the beginning of the year; minus

     (3) the charge for the cost of insurance protection (which will vary annually) provided since the end of the preceding year which is computed based upon the amount of insurance provided during the year and the insured's age and sex on such date.

  No minimum amount of cash value is guaranteed.

  Except on policy anniversaries after the tenth, the cash value does not equal the investment base (see "How Investment Base Relates to Cash Value", page 16).

POLICY LOAN


  The owner may borrow money from the Insurance Company using a Policy as the only security for the loan. A loan may be taken any time a Policy is in effect. With a proper written request to the Insurance Company, an owner may designate the divisions from which the loan amounts will be transferred and to which repayments will be made. The owner may repay all or part of the loan at any time while the insured is living. The amount of the loan may not exceed the loan value. Any existing policy debt will be subtracted from the Policy's loan value. The smallest loan is $1,000, unless the loan is being used to pay premiums on another Variable Life Insurance policy issued by the Insurance Company. The smallest repayment is $1,000.


  Loan Value.  The loan value is:

          - 75% of the cash value during the first 3 policy years; or

          - 90% of the cash value after the first 3 policy years.


  Interest. The interest rate on loans is 5.25% a year. Interest accrues each day. Interest payments are due at the end of each policy year. IF INTEREST ISN'T PAID WHEN DUE, IT WILL BE ADDED TO THE OUTSTANDING LOAN AMOUNT. The sum of all outstanding loans plus accrued interest is called the policy debt. Policy debt is considered part of total cash value which is used to calculate gain. If the policy debt exceeds the cash value, the Insurance Company will terminate the Policy. The Insurance Company will not do this, however, until 31 days after the Insurance Company mails notice of its intent to terminate. Interest paid on a policy loan is generally not tax deductible. If a Policy lapses with a loan outstanding, adverse tax consequences may result (see "Tax Considerations--Policy Proceeds", page 19).


  Effect of a Loan. An amount equal to the loan proceeds will be transferred out of the Separate Account, and a repayment will be transferred in. Loans and repayments will be allocated among the investment divisions as elected by the owner or, in the absence of any such election, among the investment divisions in proportion to the investment base in each division as of the date of the loan or repayment. A loan, whether or not repaid, will have a permanent effect on the death benefits and cash values. If not repaid, the policy debt will reduce the amount of death benefit proceeds and cash value benefits.

INCREASE IN GUARANTEED INSURANCE AMOUNT

  Subject to state availability and the Insurance Company's rules as set forth below, an owner may elect to increase the scheduled Guaranteed Insurance Amounts of an in force policy. The Insurance Company will ordinarily require evidence of insurability. The insured must be in the same underwriting classification at the time of the increase as at the original issue date. The election may not be made during the six months (12 months in Kentucky) following the policy date. Thereafter, the policy-owner may elect an increase up to five times each policy year, but in no event earlier than 30 days after a previous election.

  An owner may elect an increase by submitting a payment to the Insurance Company along with an application for change. The minimum payment required is $1,000; the maximum is the amount of the single premium paid for the original Policy.


  The payment (net of the charges discussed below) will be added to the Policy's investment base (see "The Amount Invested: The Investment Base", page 15) and, unless otherwise specified by the owner, allocated among the investment divisions in proportion to the investment base in each division as of the effective date. The amount of the charges assessable against the payment will initially be added to the investment base. These charges will be the same as those assessed against a single premium (see "Charges Deducted from Premium", page 16) except that the administrative charge will be reduced to $25. The Insurance Company will subtract these charges from the investment base in ten equal annual installments beginning on the next policy anniversary after the date of the increase.


  The effective date for any increase is the date the Insurance Company receives the single payment and the application with any evidence of insurability that the Insurance Company may require. The Insurance Company may contest the increase if any material statement in the application is false. The Insurance Company will not do so after the increase has been in effect during the insured's lifetime for two years from the effective date. If the insured commits suicide within two years from the effective date of any increase, while sane or insane, we'll pay only a limited benefit. The limited benefit will be the amount of single premium paid for such increase.

  Effect of an Increase. As of the effective date of the increase, the Guaranteed Insurance Amount of the Policy will be increased by the applicable amount. The investment base will be increased by the total payment made to purchase the increase. The cash value will be increased by the payment less the charges discussed above. The variable insurance amount will remain the same until the next policy anniversary. The calculation of the variable insurance amount as of the policy anniversary will reflect an investment return and an investment return adjustment based on the increased cash value and investment base.

RIGHT TO EXCHANGE FOR FIXED LIFE INSURANCE

  The owner may exchange the Policy for a policy with benefits that do not vary with investment results. The exchange must be elected within 18 months from the date of issue. No evidence of insurability will be required.

  There will be a cash adjustment on exchange. The adjustment will be a Policy's net cash value minus the new policy's tabular cash value. If the result is positive, the Insurance Company will pay the owner. If the result is negative, the owner must pay the Insurance Company. Under some circumstances, it may be less advantageous to exchange a Policy for the fixed life insurance policy described below than to purchase a fixed life insurance policy in the first instance.

  The Insurance Company will issue the new policy on the insured's life effective upon receipt of:

          - a proper written request;

          - the Policy being exchanged; and

          - any amount due the Insurance Company on exchange.

  Other Facts About the New Policy. The new policy's owner and beneficiary will be the same as those of the Policy on the effective date of the exchange. The new policy will have the same premium and face amount as the original Policy. The death benefit under the new policy will be the Guaranteed Insurance Amount for the original Policy. The cash value will be the tabular cash value for the original Policy as set forth therein.

RIGHT TO EXAMINE A POLICY ("FREE LOOK")

  Generally, a policy may be returned within 10 days after the owner receives it, or within 45 days after the owner completes Part I of the application for insurance, whichever is later. It can be mailed or delivered to either the Insurance Company or the registered representative who sold it. The returned Policy will be treated as if the Insurance Company never issued it and the Insurance Company will promptly refund any premium paid. The Insurance Company reserves the right to require a period of 6 months before it will accept an application for a new Policy with the same owner and insured as a policy which has been returned under this provision.


  For a further description of how Policy benefits are calculated, see "How Policy Benefits Vary to Reflect the Separate Account's Investment Results", page
15. That description together with the foregoing description of Policy provisions is qualified by reference to a specimen of the Policy which has been filed as an exhibit to the Registration Statement. Settlement options and general provisions of the Policy are discussed in Appendix B.


                              THE SEPARATE ACCOUNT

THE SEPARATE ACCOUNT

  The Separate Account is a separate investment account of the Insurance Company to which amounts are allocated to support the Variable Life Insurance benefits under a Policy. This Separate Account is kept separate from the Insurance Company's general account. It is used only to support Variable Life Insurance policies, including single, flexible and annual premium policies.

  The Insurance Company owns the assets in the Separate Account. It is required to maintain assets which are at least equal to the reserves and other liabilities of the Separate Account. Arkansas insurance law provides that the Separate Account's assets, to the extent of the reserves and liabilities of the Separate Account, may not be charged with liabilities that arise from any other business the Insurance Company conducts. But the Insurance Company may transfer to its general account assets which exceed the reserves and other liabilities of the Separate Account.

  The Separate Account was established by Tandem on November 19, 1990, and acquired by the Insurance Company on October 1, 1991 by virtue of the merger (see "Assumption of Previously Issued Policies and Subsequent Merger", page 7). The Separate Account is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The Separate Account meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of the management of the Separate Account or the Insurance Company by the SEC. The Account is also governed by the laws of the State of Arkansas.

  Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses in the Insurance Company's other investment accounts.

  The Insurance Company allocates to the Separate Account the policy loading under the Policies. The Insurance Company may accumulate in the Separate Account the charge for expense and mortality gains and losses and investment results applicable to those assets that are in excess of net assets for Variable Life Insurance policies. At some future date the Insurance Company may transfer assets in excess of the reserves, the unrecovered policy loading and other liabilities of the Separate Account to its general account. Before making any such transfer, however, the Insurance Company would consider whether the transfer could have any adverse effect on the Separate Account.

INVESTMENTS OF THE SEPARATE ACCOUNT


  There currently are 31 investment divisions within the Separate Account available for new allocations. Ten of these divisions invest in a designated series of stock issued by the Series Fund, and five of these divisions invest in a designated series of stock issued by the Variable Series Funds. Each series of stock represents the interest in a separate portfolio within the Series Fund or the Variable Series Funds. The other 16 divisions each invest in units of a designated unit investment trust which is part of the Trusts. Each unit investment trust contains issues of stripped U.S. treasury securities with the same maturity date. The availability of these 16 investment divisions depends on the availability of units of the Trusts.


  Full descriptions of the Series Fund, the Variable Series Funds and the Trusts, their investment policies and restrictions, their charges and expenses and all other aspects of their operation are contained in the accompanying prospectuses. The prospectuses for the Series Fund, the Variable Series Funds and the Trusts must accompany, and should be read together with, this Prospectus.

  The Series Fund and Variable Series Funds receive advice with respect to the investment of each series from MLAM, which provides administrative services and investment advice and makes all investment decisions for the Series Fund and Variable Series Funds. MLAM is a subsidiary of Merrill Lynch & Co., Inc. MLAM is a registered investment adviser under the Investment Advisors Act of 1940.

  MLAM has entered into an agreement with Merrill Lynch Insurance Group, Inc. ("MLIG"), the Insurance Company's parent, with respect to administration services for the Series Fund and the Variable Series Funds in connection with the Policies and other variable life insurance and variable annuity contracts issued by the Insurance Company. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable contracts issued by the Insurance Company.

  The Insurance Company will purchase and redeem shares from the Series Fund and Variable Series Funds at net asset value. Shares will be redeemed to the extent necessary for the Insurance Company to provide benefits and to make reallocations under the Policies. Any dividend or capital gain distributions received from a portfolio will be reinvested at net asset value in shares of that portfolio and retained as assets of the appropriate investment division of the Separate Account.

  A brief summary of the investment objectives of each portfolio is contained in the description below. More detailed information may be found in the current prospectuses for the Series Fund and Variable Series Funds. There can be no assurance that these investment objectives will be achieved. In addition, as mentioned above, a Policy's investment return will also depend upon the owner's allocation of the investment base.

THE SERIES FUND

  Money Reserve Portfolio seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

  Intermediate Government Bond Portfolio seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the United States Government or its agencies with a maximum maturity of 15 years.


  Long-Term Corporate Bond Portfolio primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily seeks the preservation of capital. In seeking to achieve these objectives, the Portfolio invests at least 80% of the value of its assets in debt securities that have a rating within the three highest grades of Moody's or Standard & Poor's.



  Capital Stock Portfolio seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.



  Growth Stock Portfolio seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies that are considered to have special investment value.



  High Yield Portfolio primarily seeks as high a level of current income as is believed to be consistent with prudent management, and secondarily capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").


  Multiple Strategy Portfolio seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

  Natural Resources Portfolio seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

  Global Strategy Portfolio seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

  Balanced Portfolio seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities.

THE VARIABLE SERIES FUNDS


  Basic Value Focus Fund seeks to attain capital appreciation, and secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.


  Global Utility Focus Fund seeks to obtain capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of management of the Fund, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

  International Equity Focus Fund seeks to obtain capital appreciation, and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities.

  Developing Capital Markets Focus Fund seeks to achieve long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.


  Equity Growth Fund seeks to attain long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value, and of emerging growth companies regardless of size. Such companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in such selection.


CERTAIN RISKS OF THE SERIES FUND AND VARIABLE
SERIES FUNDS


  Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund, and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds, expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has established no rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.



  In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the Policies' federal tax status will not be adversely affected as a result.



  Because investment in these Portfolios and the Fund entails relatively greater risk of loss of income or principal, it may not be appropriate to allocate all payments and investment base to an investment division that invests in one of these Portfolios or the Fund.


RESOLVING MATERIAL CONFLICTS

  Shares of the Series Fund and the Variable Series Funds are available for investment by other Merrill Lynch insurance companies and Monarch.


  Shares of the Variable Series Funds are sold to separate accounts of the Insurance Company, ML Life Insurance Company of New York, and several insurance companies not affiliated with the Insurance Company or Merrill Lynch & Co., Inc. to fund benefits under certain variable life insurance and variable annuity contracts, and may be sold to qualified plans. Shares of each Fund of Variable Series Funds may be made available to the separate accounts of additional insurance companies in the future.


  It is possible that differences might arise between our Separate Account and one or more of the other separate accounts investing in the Series Fund or the Variable Series Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policyowners and those of the other insurance companies, or for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we may be required to eliminate one or more divisions of the Separate Account which invest in the Series Fund or the Variable Series Funds or substitute a new portfolio in which a division invests. In responding to any conflict, we will take the action which we believe necessary to protect our policyholders, consistent with applicable legal requirements.


THE TRUSTS


  MLPF&S will serve as sponsor for each unit investment trust of the Trusts. Because each Trust invests in a fixed portfolio, there is no investment manager. As sponsor, MLPF&S will sell units of the Trusts to the Separate Account. The price of these units will include a transaction charge which will not be paid by the Separate Account upon acquisition but will be paid directly by the Insurance Company to MLPF&S out of the Insurance Company's general account assets. The amount of the transaction charge paid will be limited by agreement between the Insurance Company and MLPF&S and will not be greater than that ordinarily paid by a dealer for similar securities. The Insurance Company will seek reimbursement for the amounts paid through a daily asset charge which will be made against the assets of investment divisions investing in the Trusts. The amount of this charge currently is equivalent to an effective annual rate of
 .34% at the beginning of the year. This amount may be increased in the future but in no event will it exceed an effective annual rate of .50%. The charge will be cost-based (taking into account a loss interest) with no anticipated element of profit for the Insurance Company.

  Units of Trusts will be disposed of to the extent necessary for the Insurance Company to provide benefits and make reallocations under the Policies. Such units will be sold to MLPF&S, which has committed to maintain a secondary market.

  The objective of the Trusts is to provide safety of capital and a high yield to maturity through investment in any of its fixed portfolios consisting primarily of bearer debt; obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. The maturity date of the fixed portfolios purchased by each unit investment trust is set forth below. More detailed information may be found in the current prospectus for the Trusts.

                                 THE 16 TRUSTS



TRUST        MATURITY DATE
-----      ------------------
 1998      February 15, 1998
 1999      February 15, 1999
 2000      February 15, 2000
 2001      February 15, 2001
 2002      February 15, 2002
 2003      August 15, 2003
 2004      February 15, 2004
 2005      February 15, 2005
 2006      February 15, 2006
 2007      February 15, 2007
 2008      February 15, 2008
 2009      February 15, 2009
 2010      February 15, 2010
 2011      February 15, 2011
 2013      February 15, 2013
 2014      February 15, 2014


  From time to time we may calculate a targeted rate of return to maturity for an investment division investing in a Trust. Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. If held to maturity, the amount invested will grow to the face value of the securities and, therefore, a compound rate of growth to maturity could be determined for the Trust units. The units, however, are held in divisions of the Separate Account, and the charges described under "Expenses Charged to All Divisions of the Separate Account" and "Expenses Charged to Divisions Investing in the Trusts" must be reflected in the determination of a net return. The net rate of return to maturity thus depends on the compound rate of growth in the units and these underlying charges. It does not reflect the applicable charges for policy loading and the cost of insurance. Since the value of the Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and, hence, the net rate of return to maturity will correspondingly vary daily.

  The value of units of the Trust prior to maturity is more volatile than that of units of a unit investment trust containing unstripped U.S. Treasury securities of comparable maturities and since that value will affect death benefits (subject to Guaranteed Insurance Amount) and cash values under the Policy, those values will fluctuate accordingly.

SUBSTITUTION OF INVESTMENTS

  If, in the judgment of the Insurance Company's management, any of the Series Fund, the Variable Series Funds or unit investment trust portfolios referred to above no longer suits the purposes of the Policies due to a change in the portfolio's investment objective or restrictions or if the shares or units should no longer be available for investment, the Insurance Company can substitute shares or units of another portfolio or an entirely separate mutual fund or unit investment trust. But the Insurance Company would get prior approval from the SEC, the Arkansas Insurance Department and other regulatory authorities as may be necessary.

  The owner may exchange a Policy for a fixed life insurance policy in accordance with state insurance regulations if the Trusts is terminated or if units are no longer available for investment or if one of the Funds:

          - changes its investments adviser; or

          - makes a material change in its investment objectives or restrictions.

  The Insurance Company will notify the owner if there is any such change and will describe the terms of the exchange to a fixed life insurance policy at that time. The owner will be able to exchange a Policy within not less than 60 days of receipt of such notice or of the effective date of the change, whichever is later.

                HOW POLICY BENEFITS VARY TO REFLECT THE SEPARATE
                          ACCOUNT'S INVESTMENT RESULTS

THE AMOUNT INVESTED: THE INVESTMENT BASE

  Total Investment Base. The total investment base is the amount that a Policy provides for investment at any time. It is the sum of the amounts invested in each of the investment divisions in the Separate Account. The owner selects the divisions in which to place the total investment base. Each division invests either in a single portfolio of the Series Fund or the Variable Series Funds, e.g., the Money Reserve Portfolio, or in a single unit investment trust of the Trusts, e.g., the unit investment trust investing in securities maturing on February 15, 2002. The total investment base can be allocated among up to 5 of the Separate Account's investment divisions.

  Investment Base in Each Investment Division. On the policy date, the investment base is the net premium plus the policy loading. After the free look period the owner may allocate the investment base among up to five of the Separate Account's investment divisions.

  At the beginning of each policy year, the portion of the Policy's investment base in each division equals the amount of a Policy's net cash value (see "Cash Value Benefits", page 10) allocated to that particular division, plus a correspondingly proportionate amount of any unrecovered policy loading (see page
16).

  On each date during a policy year the portion of the investment base allocated to any particular division will be adjusted to reflect the investment experience of that division (see "Policy's Rate of Return and Resultant Investment Return", page 16).

  How Investment Base Relates to Cash Value. The investment base will exceed a Policy's net cash value on the policy date and during the first ten policy years by the amount of the unrecovered policy loading. During a policy year, there is an additional difference between the investment base and net cash value for all the Policies, because the net cash value reflects a daily adjustment for the cost of insurance protection, while the corresponding adjustment to the investment base is made once at the end of a policy year. Thus, the investment base is not a measure of the net cash value to which the owner is entitled except on policy anniversaries after the tenth.

  Policy Loans Will Change Calculations. A policy loan reduces the total investment base and the investment base in each investment division. On the other hand, repayment of a loan will cause an increase. The Insurance Company will take this into consideration in its calculations (see "Policy Loan", page
10).

POLICY'S RATE OF RETURN AND RESULTANT INVESTMENT RETURN

  The determination of the investment return for a Policy, which is the dollar amount used to buy additional variable insurance (see "Variable Insurance Amount", page 8), is based upon a Policy's actual rate of return.

  Actual Rate of Return. A Policy's actual rate of return is determined on each policy anniversary. It reflects the investment experience of each designated investment division during a policy year and the portion of the total investment base under a Policy in each investment division. The investment experience of an investment division is determined at the end of each valuation period. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open for trading and any day in which there is sufficient trading in portfolio securities of the Series Fund, the Variable Series Funds or the Trusts such that the net value of the assets of an investment division might be materially affected.

  The investment experience of a division reflects increases or decreases in the net asset value of the underlying shares of the Series Fund, the Variable Series Funds or the value of units of the unit investment trusts and any charges against the assets in each division (see "Expenses Charged to All Divisions of the Separate Account", page 17). Units of the unit investment trust will be valued at the Sponsor's repurchase price as defined in the prospectus for The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities. For divisions investing in the Series Fund or the Variable Series Funds, the investment experience also reflects any dividend or capital gains distribution declared by the Series Fund or the Variable Series Funds. The Insurance Company follows a consistent method for periods less than a year.

  Investment Return for a Policy. The determination of the investment return for a Policy starts on the first day of each policy year and ends on the first day of the next policy year. The investment return for a policy year is the difference between a Policy's actual rate of return for the policy year and 4.5% (a Policy's assumed rate of return), multiplied by the cash value on the first day of the policy year. In addition, during the first 10 policy years, there is an investment return adjustment (see "Investment Return Adjustment", page 9).

  There will be a positive investment return for a policy year if a Policy's actual rate of return is greater than 4.5%, in which case the Variable Insurance Amount increases. There will be a negative investment return if the actual rate of return is less than 4.5%, in which case the Variable Insurance Amount decreases, subject to the investment return adjustment (see page 9) and the formula adjustment (see page 9).

                              CHARGES AND EXPENSES

ALLOCATION TO THE SEPARATE ACCOUNT

  To support the operations of a Policy, on the policy date the Insurance Company allocates to the Separate Account an amount equal to the sum of the net premium and the policy loading.

CHARGES DEDUCTED FROM PREMIUM

  The Policy's net premium equals the single premium less any additional premium amounts for extra mortality risks ("deductions") and less the charges listed below. The net premium plus the policy loading (the sum of the charges listed below) is allocated to the Separate Account on the policy date. Thereafter, the policy loading is subtracted from the investment base in equal installments at the beginning of the second through the eleventh policy years.

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) not to exceed 4% of the single premium. In certain group or sponsored arrangements, the charge for sales load may be reduced (see "Group or Sponsored Arrangements", page 18).


  Administrative Charge. A charge to cover administrative expenses in connection with issuing a Policy. Such expenses include medical examinations, attending physician's statements, insurance underwriting costs, and establishing permanent policy records.


  The maximum charge for a Policy is $5 for each $1,000 of face amount, but not more than $750 per policy. The charge per $1,000 of face amount is lower at younger ages. The minimum charge per Policy is $125. In certain group or sponsored arrangements, the administrative charge may be reduced (see "Group or Sponsored Arrangements", below).


  State Premium Tax Charge.  2.25% of the single premium.


  Risk Charge. 1.5% of the single premium, to cover the contingency that the insureds die at a time when the Guaranteed Insurance Amount exceeds the death benefit which would have been payable in the absence of such a guarantee. This risk charge is allocated to the Insurance Company's general account and set up as a reserve.

EXPENSES CHARGED TO ALL DIVISIONS OF THE SEPARATE ACCOUNT

  Charge for Mortality and Expense Risks. The Insurance Company makes a daily charge to the Separate Account for mortality and expense risks assumed by the Insurance Company. The amount of this charge is computed at an effective annual rate of .50% at the beginning of the year.


  The mortality risk assumed is that insureds as a group may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated.


  Charges for Income Taxes. Currently no charge is made to the Separate Account for company Federal income taxes that may be attributable to the Separate Account. However, the Insurance Company may make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made (see "Charge for the Insurance Company's Income Taxes", page 21).

CHARGE FOR THE COST OF INSURANCE

  The Policies are life insurance policies. Accordingly, a charge for the cost of life insurance is deducted daily in determining the cash value (see "Net Cash Value", page 10), while it is deducted from the investment base at the end of each policy year. The cost of insurance is computed based upon the amount of insurance provided during the year and the insured's sex and insurance age.

GROUP OR SPONSORED ARRANGEMENTS

  The sales load, the administrative charge, and the minimum premium set forth in this prospectus may be reduced for Policies issued in connection with group or sponsored arrangements. In addition, under such group or sponsored arrangements, underwriting classifications set forth in this prospectus may be modified. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of Policies on an individual basis, often through a voluntary payroll deduction arrangement.

  The Insurance Company will reduce these charges in accordance with its rules in effect on the date an application for a Policy is approved. To qualify for such reductions, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative cost, and mortality cost per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which Policies are purchased, and other factors. The amounts of reductions and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying group and sponsored arrangements.

  Under the Insurance Company's current rules, such reductions will result in a sales load of not less than 0% and not more than 3% of the single premium. The administrative charge will be based on minimums and maximums of no less than $50 and $300, and no more than $100 and $700, respectively. In any given group or sponsored arrangement, depending upon size and type, one or more of the above reductions may apply.

  The Insurance Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing Policies, or that have been in existence for less than six months, qualify for such reductions. Reductions in these charges will not be unfairly discriminatory against any person, including the affected owners and all other owners of Policies funded by the Separate Account.

EXPENSES CHARGED TO THE TRUSTS

  Asset Charge. The Insurance Company makes a daily asset charge against the assets of each investment division investing in a unit investment trust. This charge is to reimburse the Insurance Company for the transaction charge paid directly by the Insurance Company to MLPF&S on the sale of the units to the Separate Account. The Insurance Company pays these amounts from general account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .34% at the beginning of the year. This amount may be increased in the future but in no event will it exceed an effective annual rate of .50%. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for the Insurance Company.

GUARANTEE OF CERTAIN CHARGES

  The Insurance Company guarantees, and may not increase, the charge for the cost of insurance, the amount of the charge to the Separate Account for mortality and expense risks, and the maximum asset charge to divisions investing in a unit investment trust.


CHARGES TO SERIES FUND ASSETS



  The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:



          - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;



          - .45% of the next $50 million of such assets;



          - .40% of the next $100 million of such assets;



          - .35% of the next $400 million of such assets; and



          - .30% of such assets over $800 million.



  One or more of the insurance companies investing in the Series Fund has agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets. These companies have also agreed to reimburse MLAM for any amounts it pays under the investment advisory agreement, as described below. These reimbursement obligations will remain in effect so long as the advisory agreement remains in effect and cannot be amended or terminated without Series Fund approval.



CHARGES TO VARIABLE SERIES FUNDS ASSETS



  The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of .60% of the average daily net assets of the Basic Value Focus Fund and Global Utility Focus Fund. This fee equals an annual rate of .75%, 1.00%, and .75% of the average daily net assets of the International Equity Focus Fund, the Developing Capital Markets Focus Fund and the Equity Growth Fund, respectively.



  MLAM and Merrill Lynch Life Agency, Inc. have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets, which is less than the expense limitations imposed by state securities laws or published regulations thereunder. These reimbursement agreements provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.


OTHER CHARGES


  Certain fees, including the bank trustee's and evaluator's fees, will be charged against the unit investment trusts of the Trusts. One interest bearing security will be deposited in each Trust to provide income with which to pay the expenses of the Trust. These fees and expenses are described in the prospectus for the Trusts.


                            ADMINISTRATIVE SERVICES


The Insurance Company and MLIG are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to the Insurance Company, including services related to the Separate Account and the policies. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Insurance Company on an allocated cost basis. Charges billed to the Insurance Company by MLIG pursuant to the agreement were $44.5 million for the year ended December 31, 1996.


                        DISTRIBUTION AGREEMENT AND OTHER
                            CONTRACTUAL ARRANGEMENTS

The Insurance Company retains MLPF&S under a distribution agreement to act as principal underwriter for the Policies described in this prospectus as well as other policies issued through the Separate Account. The Insurance Company has companion sales agreements with various insurance agency organizations affiliated with MLPF&S, including ML Life Agency Inc. in Texas, Merrill Lynch Life Agency Ltd. in Mississippi and various Merrill Lynch Life Agencies elsewhere. MLPF&S also is principal underwriter (distributor) for other registered investment companies, including other separate accounts of the Insurance Company and an affiliated insurance company. It is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers.

  Under the distribution and sales agreements, applications for the policies are solicited by financial consultants of MLPF&S. The financial consultants are authorized under applicable state regulations to sell variable life insurance as insurance agents.

  The maximum commissions as a percentage of a premium payable to qualified registered representatives will, in no event, exceed 3.5%. In addition, the organizations described above will also receive override payments and may be reimbursed under MLPF&S's expense reimbursement allowance program for portions of expenses incurred.


  The total amounts paid under the distribution and sales agreements for the Separate Account for the years ended December 31, 1996, December 31, 1995, and December 31, 1994, were $634,950, $677,860, and $808,469, respectively.


  Reinsurance. The Insurance Company has reinsured a portion of the risks assumed under the Policies.

                               TAX CONSIDERATIONS

POLICY PROCEEDS

  The Policies should receive the same Federal income tax treatment as fixed life insurance. As such, (a) the death benefit thereunder should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code ("Code") and (b) the policyowner should not be deemed to be in constructive receipt of the cash values, including increments thereof, under a Policy until lapse or actual surrender thereof. The Insurance Company believes that a Policy meets the statutory definition of life insurance and hence will receive the same tax treatment as fixed life insurance.


  Diversification. Section 817(h) of the Internal Revenue Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The separate account, through the Series Fund and the Variable Series Funds, intends to comply with these requirements. The Series Fund and the Variable Series Funds are each obligated to comply with the diversification requirements prescribed by the Treasury Department.


  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If the policyowner is considered the owner of the assets of the Separate Account, income and gains from the account would be included in the policyowner's gross income.

  The ownership rights under this Policy are similar to, but different in certain respects from those described by the IRS in rulings in which it determined that the policyowners were not owners of Separate Account assets. For example, the owner of this Policy has additional flexibility in allocating premiums and cash values. These differences could result in the policyowner being treated as the owner of the assets of the separate account. In addition, the Insurance Company does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. We therefore reserve the right to modify this Policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the separate account.

  Policy Loans and Other Transactions. Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts. A modified endowment contract is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid modified endowment contract treatment.


  Loans from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the policyowner. All pre-death distributions (including loans, capitalized interest, collateral assignments and complete surrenders) from these policies will be included in gross income on an income-first basis to the extent of any income in the policy immediately before the distribution.



  The law also imposes a 10% penalty tax on pre-death distributions (including loans, capitalized interest, collateral assignments and complete surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.


  These provisions apply to policies entered into on or after June 21, 1988. However, a policy that is not originally classified as a modified endowment contract can become so classified if a "material change" is made in the policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional premium payments. You may choose not to exercise this right in order to preserve your Policy's current tax treatment. If you do preserve your Policy's current tax treatment, policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. In addition, pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable.


  Any policy received in exchange for a modified endowment contract is considered a modified endowment contract.


  If there is any borrowing against your Policy, whether a modified endowment contract or not, the interest paid on loans generally is not deductible.



  Aggregation of Modified Endowment Contracts. In the case of a pre-death distribution (including loans, capitalized interest, collateral assignments, and complete surrenders) from a policy that is treated as a modified endowment contract, a special "aggregation" requirement may apply for purposes of determining the amount of the "income on the contract." Specifically, if the Insurance Company or any of its affiliates issue to the same policyowner more than one modified endowment contract during any calendar year, then for purposes of measuring the "income on the contract" with respect to a distribution from any of those contracts, the "income on the contract" for all such contracts will be aggregated and attributed to that distribution.


  Taxation of Single Premium Immediate Annuity Rider. If a SPIAR is used to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by the Insurance Company under the annuity.

  If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by the Insurance Company, the remaining income in the annuity rider will be taxed just as in the case of life insurance contracts.

  Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

  Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the owner or beneficiary.

  The SPIAR does not exist independently of a policy. Accordingly, there are tax consequences if a policy with a SPIAR is assigned, transferred by gift or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift, or pledge of the policy.


  Other Transactions. Changing the owner or the insured may have tax consequences. Exchanging a Policy for another involving the same insured(s) will have no tax consequences if there is no debt and no cash or other property is received according to Section 1035(a)(1) of the Code. In addition, exchanging this Policy for more than one policy, or exchanging this Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured. An exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. Changing the insured under a Policy may not be treated as an exchange under Section 1035 but rather as a taxable exchange. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.


  In addition, the policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circum-stances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Other Taxes. Federal estate and state and local estate, inheritance and other taxes depend upon your or the beneficiary's specific situation.

  Pension Business. In certain HR-10 and corporate pension trust arrangements, the Policies may be used on an individually written basis (see discussion below for applicable tax charges).

  Ownership of a Policy by Non-Natural Persons. The above discussion of the tax consequences arising from the purchase, ownership and transfer of a Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as loans. Further, organizations purchasing Policies covering the life of an individual who is an officer or employee, or is financially interested in, the taxpayer's trade or business, should consult a tax advisor regarding possible tax consequences associated with a policy prior to the acquisition of the policy and also before entering into any subsequent changes to or transactions under the Policy.

  The Insurance Company does not make any guarantee regarding the tax status of the Policy or any transaction regarding the Policy.

  The above discussion is not intended as tax advice. For tax advice you should consult a competent tax adviser. Although our tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can't guarantee that those laws or interpretations will remain unchanged.

CHARGE FOR THE INSURANCE COMPANY'S INCOME TAXES

  The Insurance Company does not expect to incur any Federal income tax liability attributable to the Separate Account for a number of years. Based on these expectations, no charge is being made currently to the Separate Account for company Federal income taxes which may be attributable to the Separate Account.

  The Insurance Company will review the question of a charge to the Separate Account for company Federal income taxes periodically. Such a charge may be made in future years for any Federal income taxes incurred by the Insurance Company. This might become necessary if there are changes made in the Federal income tax treatment of variable life insurance at the company level, or if there is a change in the Insurance Company's tax status. Any such charge would be designed to cover the Federal income taxes attributable to the investment results of the Separate Account.

  The Insurance Company anticipates that, if a charge becomes necessary, the amount of such charges, as adjusted from time to time, would be accumulated on a daily basis and transferred out of each investment division and into its general account on a monthly basis. Any investment earnings during the month on any tax charges accumulated in an investment division would be retained by the Insurance Company.

  Such tax charges, if they are imposed, would not be made under Policies issued in connection with the pension arrangements described above.

  Under current laws, the Insurance Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes, if any, attributable to the Separate Account may be made.

                              LEGAL CONSIDERATIONS


On July 6, 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. A recent decision of the United States Court of Appeals for the Second Circuit, Spirt v. TIAA-CREF, indicates that in other factual circumstances the Title VII prohibition of sex distinct benefits may apply at an earlier date. The Policy offered by this prospectus is based upon actuarial tables which distinguish between men and women and thus the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment-related insurance or benefit program (including the group or sponsored arrangements described on page 17) before purchasing this Policy.

                                   MANAGEMENT

The Insurance Company's directors and executive officers and their positions with the Insurance Company are as follows:

         NAME                  POSITION HELD
----------------------   -------------------------
Anthony J. Vespa         Chairman of the Board,
                         President and Chief
                         Executive Officer
Joseph E. Crowne, Jr.    Director, Senior Vice
                         President, Chief
                         Financial Officer, Chief
                         Actuary, and Treasurer
Barry G. Skolnick        Director, Senior Vice
                         President, General
                         Counsel, and Secretary
David M. Dunford         Director, Senior Vice
                         President and Chief
                         Investment Officer
Gail R. Farkas           Director and Senior Vice
                         President
Robert S. Boucher        Senior Vice President,
                         Variable Life
                         Administration

  Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of the Insurance Company's indirect parent, Merrill Lynch & Co., Inc. The principal positions of the Insurance Company's directors and executive officers for the past five years are listed below:


  Mr. Vespa joined the Insurance Company in January 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S. From February 1991 to February 1994, he held the position of District Director and First Vice President of MLPF&S.



  Mr. Crowne joined the Insurance Company in June 1991.



  Mr. Skolnick joined the Insurance Company in November 1990. He joined MLPF&S in July 1984. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President of MLPF&S.


  Mr. Dunford joined the Insurance Company in July 1990.

  Ms. Farkas joined Merrill Lynch Life in August 1995. Prior to August 1995, she held the position of First Vice President and Director of MLPF&S.


  Mr. Boucher joined the Insurance Company in May 1992.


  No shares of the Insurance Company are owned by any of its officers or directors, as it is a wholly owned subsidiary of MLIG. The officers and directors of the Insurance Company, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF SHARES OF THE SERIES FUND AND THE VARIABLE SERIES FUNDS

  In accordance with its view of present applicable law, the Insurance Company will vote the shares of each of the ten portfolios of the Series Fund and of each of the five available portfolios of the Variable Series Funds ("Funds") held in the Separate Account at regular and special meetings of the shareholders of such Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result the Insurance Company determines that it is permitted to vote the shares of such Funds in its own right, it may elect to do so.

  The person having the voting interest under a Policy is the owner. The number of shares held in each investment division attributable to each owner is determined by dividing a Policy's investment base in that division, if any, by the net asset value of one share in the portfolio of the Fund in which that investment division invests. Fractional votes will be counted.

  The number of shares which a person has the right to vote will be determined as of a date to be chosen by the Insurance Company, but not more than 90 days before any meeting of the Funds. Voting instructions will be solicited by written communication at least 14 days before such meeting.

  Fund shares held in each investment division for which no timely instructions are received will be voted by the Insurance Company in the same proportion as the voting instructions which are received for all Policies participating in each investment division.

  Each owner having a voting interest will receive periodic reports relating to such Funds, proxy material and a form for giving voting instructions.

DISREGARD OF VOTING INSTRUCTIONS

  The Insurance Company may, when required by State insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of the Funds or one or more of its portfolios or to approve or disapprove an investment advisory contract for a portfolio of such Funds. In addition, the Insurance Company itself may disregard voting instructions in favor of changes initiated by an owner in the investment policy or the investment adviser of a portfolio of such Funds if the Insurance Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Insurance Company determined that the change would have an adverse effect on its general account in that the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event the Insurance Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to policy owners.


                                    REPORTS

On each quarterly anniversary of a policy a statement will be sent to the owner setting forth the death benefit, cash value and any policy debt (and interest charged for the preceding policy quarter) as of the first day of such quarter. In addition, the report will indicate the allocation of the investment base among the investment divisions as of the first day of the quarter.


  An owner will be sent a semiannual report containing a financial statement for the Separate Account and a list of the portfolio securities of the Series Fund and the Variable Series Funds, as required by the Investment Company Act of 1940.


                                STATE REGULATION


The Insurance Company is subject to regulation and supervision by the Insurance Department of the State of Arkansas (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering the Insurance Company's operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. The Insurance Company's books and accounts are subject to review by the Insurance Department at all times. A full examination of the Insurance Company's operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. The Insurance Company is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. The Policy has been approved by the Insurance Department of the State of Arkansas and in other jurisdictions.


                               LEGAL PROCEEDINGS


As an insurance company, we are ordinarily involved in various kinds of routine litigation that in our judgment is not of material importance in relation to our total assets. None of such litigation relates to the Separate Account.


                                 LEGAL MATTERS


The legal validity of the Policies described in the prospectus has been passed on by Barry G. Skolnick, Senior Vice President, General Counsel and Secretary of the Insurance Company.


                             ADDITIONAL INFORMATION


A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.


                                    EXPERTS


The financial statements of the Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and of the Separate Account as of December 31, 1996 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.


  Actuarial matters included in this prospectus have been examined by Joseph E. Crowne, Jr., F.S.A., Chief Actuary and Chief Financial Officer of the Insurance Company, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND ACCUMULATED PREMIUMS


  The tables on pages 25 through 32 illustrate the way in which a Policy operates. The tables are based on the following ages, amounts and premiums:



     1. The illustration on pages 25 and 26 is for a Policy issued to a male age 5 in the standard-simplified underwriting class with a single premium of $10,000 and a face amount of $85,164.



     2. The illustration on pages 27 and 28 is for a Policy issued to a male age 25 in the standard-simplified underwriting class with a single premium of $10,000 and a face amount of $46,341.



     3. The illustration on pages 29 and 30 is for a Policy issued to a male age 40 in the standard-simplified underwriting class with a single premium of $10,000 and a face amount of $28,602.



     4. The illustration on pages 31 and 32 is for a Policy issued to a female age 55 in the standard-simplified underwriting class with a single premium of $10,000 and a face amount of $21,750.


  The tables show how the death benefit and cash values may vary over an extended period of time assuming hypothetical rate of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 4% and 8% or 0%, 6% and 12%.

  The death benefit and cash value for a Policy would be different from those shown if the actual rates of return averaged 0%, 4% and 8% or 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  The amounts shown for the death benefit and cash value as of the end of each policy year take into account the investment return adjustment and the formula adjustment, the daily charge for mortality and expense risks in the Separate Account equivalent to an effective annual charge of .50% at the beginning of the year.


  The amounts shown in the tables take into account an additional charge of .49%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1996 expenses (including the monthly advisory fees) for the Series Fund, the Variable Series Funds and the current trust charge. This charge also reflects expense reimbursements made in 1996 to certain portfolios by its investment adviser. These reimbursements amounted to
 .06% and .07% of the average daily net assets of the Developing Capital Markets Focus Fund and the Natural Resources Portfolio, respectively. (See "Charges to Series Fund Assets" and "Charges to Variable Series Funds Assets", page 18.) The actual charge under a policy for fund expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.


  Taking account of the charges for expense and mortality risks in the Separate Account and the .49% charge described above the gross annual rate of investment return of 0%, 4% and 8% or 0%, 6% and 12% correspond to net annual rates of -.99%, 2.99% and 6.97% or -.99%, 4.98% and 10.95%, respectively.

  The hypothetical returns shown in the tables on pages 25 through 32 are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 4% 6%, 8% and 12%, the portfolio would have to earn a sufficient amount in excess of 0% or 4% or 6% or 8% or 12% to cover any tax charges (see "Tax Considerations--Policy Proceeds", page 19).

  The second column of the tables shows the amount which would accumulate if an amount equal to the single premium were invested to earn interest (after taxes) at 4% or 5% compounded annually depending on the hypothetical rates of return of 0%, 4% and 8% or 0%, 6% and 12%, respectively.

  The Insurance Company will furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and premium amount requested. The illustration will assume that the proposed insured is in one of the two standard classes (depending on the face amount). In addition, if a purchase is made, a comparable illustration will be included at the delivery of a Policy reflecting the insured's risk classification.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE ISSUE AGE 5
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $85,164

                                                                                          CASH VALUE(2)
                                                                                   ASSUMING HYPOTHETICAL GROSS
                                                 DEATH BENEFIT(1)(2)                         (AFTER
                                          ASSUMING HYPOTHETICAL GROSS (AFTER      TAX) ANNUAL INVESTMENT RETURN
                        TOTAL PREMIUM      TAX) ANNUAL INVESTMENT RETURN OF                    OF
                          PAID PLUS       ----------------------------------     -------------------------------
                         INTEREST AT         0%                                    0%
  END OF POLICY YEAR         4%           ==========      4%           8%        ========     4%           8%
----------------------  -------------                  --------     --------                -------     --------
 1....................    $  10,400       $ 85,573     $ 85,573     $ 89,095     $8,891     $ 9,290     $  9,689
 2....................       10,816         85,983       85,983       93,030      8,720       9,514       10,340
 3....................       11,249         86,396       86,396       96,973      8,560       9,746       11,029
 4....................       11,699         86,811       86,811      100,928      8,409       9,986       11,761
 5....................       12,167         87,228       87,228      104,901      8,267      10,234       12,536
 6....................       12,653         87,647       87,647      108,909      8,132      10,488       13,357
 7....................       13,159         88,067       88,067      112,945      8,003      10,748       14,225
 8....................       13,686         88,490       88,490      117,016      7,878      11,012       15,142
 9....................       14,233         88,915       88,915      121,125      7,757      11,279       16,108
10....................       14,802         89,341       89,341      125,279      7,638      11,548       17,125
15....................       18,009         91,506       91,506      147,565      7,094      12,974       23,186
20....................       21,911         93,724       93,724      172,844      6,630      14,609       31,427
25....................       26,658         95,994       95,994      201,478      6,250      16,535       42,794
30....................       32,434         98,321       98,321      233,913      5,934      18,778       58,452
60....................      105,196        113,513      113,513      545,489      5,282      36,160      329,635

------------------------------
(1) The increases in the death benefit in the 0% and 4% columns result only from the increase in the Guaranteed Insurance Amount and are unrelated to the hypothetical annual investment returns. Similarly, a substantial portion of the increase in the death benefit in the 8% column results from the increase in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE ISSUE AGE 5
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $85,164

                                              DEATH BENEFIT(1)(2)                        CASH VALUE(2)
                                       ASSUMING HYPOTHETICAL GROSS (AFTER      ASSUMING HYPOTHETICAL GROSS (AFTER
                    TOTAL PREMIUM       TAX) ANNUAL INVESTMENT RETURN OF        TAX) ANNUAL INVESTMENT RETURN OF
                      PAID PLUS       ------------------------------------     ----------------------------------
                     INTEREST AT         0%                                      0%
END OF POLICY YEAR       5%           ==========      6%           12%         ========      6%           12%
------------------  -------------                  --------     ----------                --------     ----------
 1................    $  10,500       $ 85,573     $ 86,832     $   93,623     $8,891     $  9,489     $   10,088
 2................       11,025         85,983       88,441        102,469      8,720        9,923         11,197
 3................       11,576         86,396       89,997        111,736      8,560       10,375         12,413
 4................       12,155         86,811       91,501        121,454      8,409       10,848         13,748
 5................       12,763         87,228       92,956        131,660      8,267       11,340         15,214
 6................       13,401         87,647       94,378        142,409      8,132       11,854         16,823
 7................       14,071         88,067       95,757        153,727      8,003       12,386         18,589
 8................       14,775         88,490       97,097        165,661      7,878       12,938         20,525
 9................       15,513         88,915       98,401        178,257      7,757       13,507         22,646
10................       16,289         89,341       99,670        191,564      7,638       14,094         24,969
15................       20,789         91,506      106,081        271,835      7,094       17,393         40,540
20................       26,533         93,724      112,736        381,384      6,630       21,495         65,883
25................       33,864         95,994      119,631        530,780      6,250       26,691        107,582
30................       43,219         98,321      126,774        734,603      5,934       33,244        176,255
60................      186,792        113,513      175,543      4,968,782      5,282      108,369      2,975,232

------------------------------
(1) The increase in the death benefit in the 0% column results from the increase in the Guaranteed Insurance Amount and is unrelated to the hypothetical annual investment return. Similarly, a substantial portion of the increase in the death benefit in the 6% and 12% columns result from the increase in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 25
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $46,341

                                                                                           CASH VALUE(2)
                                                   DEATH BENEFIT(1)(2)              ASSUMING HYPOTHETICAL GROSS
                                               ASSUMING HYPOTHETICAL GROSS                    (AFTER
                                                          (AFTER                   TAX) ANNUAL INVESTMENT RETURN
                           TOTAL PREMIUM     TAX) ANNUAL INVESTMENT RETURN OF                   OF
                             PAID PLUS       --------------------------------     -------------------------------
                            INTEREST AT        0%                                   0%
   END OF POLICY YEAR           5%           =========     6%          12%        ========     6%          12%
-------------------------  -------------                 -------     --------                -------     --------
 1.......................     $10,500        $46,563     $47,131     $ 50,625     $8,910     $ 9,507     $ 10,105
 2.......................      11,025         46,787      47,892       55,094      8,751       9,955       11,230
 3.......................      11,576         47,012      48,623       59,764      8,598      10,419       12,462
 4.......................      12,155         47,237      49,325       64,650      8,451      10,899       13,810
 5.......................      12,763         47,464      50,003       69,772      8,309      11,397       15,287
 6.......................      13,401         47,692      50,662       75,155      8,173      11,914       16,907
 7.......................      14,071         47,921      51,299       80,813      8,042      12,450       18,685
 8.......................      14,775         48,151      51,916       86,765      7,915      13,006       20,637
 9.......................      15,513         48,382      52,513       93,034      7,793      13,583       22,779
10.......................      16,289         48,614      53,092       99,642      7,674      14,181       25,133
15.......................      20,789         49,792      56,064      139,402      7,133      17,576       41,032
20.......................      26,533         50,999      59,132      193,323      6,623      21,656       66,555
25.......................      33,864         52,234      62,402      267,023      6,153      26,505      107,181
30.......................      43,219         53,500      65,787      367,568      5,718      32,096      170,702
40.......................      70,400         56,125      72,927      693,122      5,002      45,288      416,229

------------------------------
(1) The increases in the death benefit in the 0% and 4% columns result only from the increases in the Guaranteed Insurance Amount and are unrelated to the hypothetical annual investment returns. Similarly, a substantial portion of the increase in the death benefit in the 8% columns results from the increases in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 25
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $46,341

                                                  DEATH BENEFIT(1)(2)                      CASH VALUE(2)
                                              ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
                          TOTAL PREMIUM                  (AFTER                                (AFTER
                            PAID PLUS       TAX) ANNUAL INVESTMENT RETURN OF      TAX) ANNUAL INVESTMENT RETURN OF
                           INTEREST AT      --------------------------------      --------------------------------
   END OF POLICY YEAR          4%             0%          4%           8%           0%          4%           8%
------------------------  -------------     -------     -------     --------      ------      -------      -------
 1......................     $10,400        $46,563     $46,563     $ 48,296      $8,910      $ 9,308      $ 9,706
 2......................      10,816         46,787      46,787       50,248       8,751        9,546       10,372
 3......................      11,249         47,012      47,012       52,198       8,598        9,788       11,074
 4......................      11,699         47,237      47,237       54,149       8,451       10,035       11,816
 5......................      12,167         47,464      47,464       56,105       8,309       10,286       12,598
 6......................      12,653         47,692      47,692       58,073       8,173       10,542       13,425
 7......................      13,159         47,921      47,921       60,052       8,042       10,803       14,299
 8......................      13,686         48,151      48,151       62,042       7,915       11,069       15,223
 9......................      14,233         48,382      48,382       64,046       7,793       11,340       16,200
10......................      14,802         48,614      48,614       66,067       7,674       11,615       17,234
15......................      18,009         49,792      49,792       76,927       7,133       13,096       23,448
20......................      21,911         50,999      50,999       89,160       6,623       14,690       31,703
25......................      26,658         52,234      52,234      103,120       6,153       16,386       42,559
30......................      32,434         53,500      53,500      118,918       5,718       18,109       56,499
40......................      48,010         56,125      56,125      157,143       5,002       21,400       95,658

------------------------------
(1) The increase in the death benefit in the 0% column results from the increase in the Guaranteed Insurance Amount and is unrelated to the hypothetical annual investment return. Similarly, a substantial portion of the increase in the death benefit in the 6% and 12% columns results from the increase in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $28,602

                                                   DEATH BENEFIT(1)(2)
                                               ASSUMING HYPOTHETICAL GROSS                 CASH VALUE(2)
                                                         (AFTER                     ASSUMING HYPOTHETICAL GROSS
                                              TAX) ANNUAL INVESTMENT RETURN                    (AFTER
                           TOTAL PREMIUM                   OF                     TAX) ANNUAL INVESTMENT RETURN OF
                             PAID PLUS       -------------------------------      --------------------------------
                            INTEREST AT        0%                                   0%
   END OF POLICY YEAR           4%           =========     4%          8%         ========      4%           8%
-------------------------  -------------                 -------     -------                  -------      -------
 1.......................     $10,400        $28,739     $28,739     $29,729      $8,913      $ 9,311      $ 9,709
 2.......................      10,816         28,877      28,877      30,853       8,747        9,540       10,366
 3.......................      11,249         29,016      29,016      31,976       8,582        9,769       11,053
 4.......................      11,699         29,155      29,155      33,098       8,420        9,998       11,772
 5.......................      12,167         29,295      29,295      34,223       8,260       10,225       12,525
 6.......................      12,653         29,436      29,436      35,351       8,102       10,452       13,313
 7.......................      13,159         29,577      29,577      36,484       7,946       10,678       14,136
 8.......................      13,686         29,719      29,719      37,623       7,793       10,901       14,997
 9.......................      14,233         29,862      29,862      38,771       7,641       11,123       15,896
10.......................      14,802         30,005      30,005      39,927       7,492       11,342       16,834
15.......................      18,009         30,732      30,732      46,333       6,808       12,487       22,361
20.......................      21,911         31,477      31,477      53,854       6,186       13,667       29,474
25.......................      26,658         32,239      32,239      62,408       5,601       14,773       38,286

------------------------------
(1) The increases in the death benefit in the 0% and 4% columns result from the increase in the Guaranteed Insurance Amount and are unrelated to the hypothetical annual investment returns. Similarly, a substantial portion of the increase in the death benefit in the 8% column results from the increase in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $28,602

                                                  DEATH BENEFIT(1)(2)                      CASH VALUE(2)
                                              ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
                                                         (AFTER                                (AFTER
                          TOTAL PREMIUM     TAX) ANNUAL INVESTMENT RETURN OF      TAX) ANNUAL INVESTMENT RETURN OF
                            PAID PLUS       --------------------------------      --------------------------------
                           INTEREST AT        0%                                    0%
   END OF POLICY YEAR          5%           =========     6%          12%         ========      6%           12%
------------------------  -------------                 -------     --------                  -------      -------
 1......................     $10,500        $28,739     $29,046     $ 31,094      $8,913      $ 9,510      $10,107
 2......................      11,025         28,877      29,473       33,692       8,747        9,949       11,223
 3......................      11,576         29,016      29,882       36,405       8,582       10,399       12,437
 4......................      12,155         29,155      30,275       39,243       8,420       10,859       13,760
 5......................      12,763         29,295      30,654       42,217       8,260       11,331       15,200
 6......................      13,401         29,436      31,019       45,338       8,102       11,814       16,768
 7......................      14,071         29,577      31,370       48,615       7,946       12,307       18,476
 8......................      14,775         29,719      31,710       52,064       7,793       12,811       20,335
 9......................      15,513         29,862      32,039       55,696       7,641       13,325       22,359
10......................      16,289         30,005      32,357       59,523       7,492       13,849       24,560
15......................      20,789         30,732      34,136       82,895       6,808       16,759       39,153
20......................      26,533         31,477      36,169      115,304       6,186       20,135       61,925
25......................      33,864         32,239      38,282      159,759       5,601       23,856       96,512

------------------------------
(1) The increases in the death benefit in the 0% column results from the increase in the Guaranteed Insurance Amount and is unrelated to the hypothetical annual investment returns. Similarly, a substantial portion of the increase in the death benefit in the 6% and 12% columns result from the increase in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              FEMALE ISSUE AGE 55
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $21,750

                                                   DEATH BENEFIT(1)(2)
                                               ASSUMING HYPOTHETICAL GROSS                 CASH VALUE(2)
                                                         (AFTER                     ASSUMING HYPOTHETICAL GROSS
                                              TAX) ANNUAL INVESTMENT RETURN                    (AFTER
                           TOTAL PREMIUM                   OF                     TAX) ANNUAL INVESTMENT RETURN OF
                             PAID PLUS       -------------------------------      --------------------------------
                            INTEREST AT        0%                                   0%
   END OF POLICY YEAR           4%           =========     4%          8%         ========      4%           8%
-------------------------  -------------                 -------     -------                  -------      -------
 1.......................     $10,400        $21,854     $21,854     $22,584      $8,904      $ 9,302      $ 9,700
 2.......................      10,816         21,959      21,959      23,417       8,710        9,501       10,324
 3.......................      11,249         22,065      22,065      24,251       8,517        9,697       10,973
 4.......................      11,699         22,171      22,171      25,085       8,327        9,890       11,648
 5.......................      12,167         22,277      22,277      25,922       8,139       10,079       12,349
 6.......................      12,653         22,384      22,384      26,762       7,954       10,264       13,078
 7.......................      13,159         22,491      22,491      27,606       7,771       10,446       13,835
 8.......................      13,686         22,599      22,599      28,455       7,591       10,623       14,620
 9.......................      14,233         22,708      22,708      29,312       7,414       10,794       15,434
10.......................      14,802         22,817      22,817      30,175       7,239       10,961       16,277
15.......................      18,009         23,370      23,370      34,965       6,438       11,799       21,136
20.......................      21,911         23,936      23,936      40,600       5,716       12,589       27,141
30.......................      32,434         25,110      25,110      54,364       4,481       13,754       42,610

------------------------------
(1) The increases in the death benefit in the 0% and 4% columns result only from the increase in the Guaranteed Insurance Amount and are unrelated to the hypothetical annual investment returns. Similarly, a substantial portion of the increase in the death benefit in the 8% column results from the increase in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4% AND 8% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 PRIME PLAN IV

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              FEMALE ISSUE AGE 55
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
                              FACE AMOUNT: $21,750

                                                                                           CASH VALUE(2)
                                                   DEATH BENEFIT(1)(2)              ASSUMING HYPOTHETICAL GROSS
                                               ASSUMING HYPOTHETICAL GROSS                    (AFTER
                                                          (AFTER                   TAX) ANNUAL INVESTMENT RETURN
                           TOTAL PREMIUM     TAX) ANNUAL INVESTMENT RETURN OF                   OF
                             PAID PLUS       --------------------------------     -------------------------------
                            INTEREST AT        0%                                   0%
   END OF POLICY YEAR           5%           =========     6%          12%        ========     6%          12%
-------------------------  -------------                 -------     --------                -------     --------
 1.......................     $10,500        $21,854     $22,079     $ 23,593     $8,904     $ 9,501     $ 10,098
 2.......................      11,025         21,959      22,396       25,518      8,710       9,908       11,179
 3.......................      11,576         22,065      22,701       27,530      8,517      10,323       12,349
 4.......................      12,155         22,171      22,995       29,637      8,327      10,743       13,618
 5.......................      12,763         22,277      23,277       31,846      8,139      11,170       14,991
 6.......................      13,401         22,384      23,551       34,166      7,954      11,603       16,479
 7.......................      14,071         22,491      23,814       36,606      7,771      12,042       18,090
 8.......................      14,775         22,599      24,069       39,174      7,591      12,486       19,834
 9.......................      15,513         22,708      24,316       41,880      7,414      12,934       21,721
10.......................      16,289         22,817      24,555       44,735      7,239      13,387       23,762
15.......................      20,789         23,370      25,893       62,192      6,438      15,837       37,040
20.......................      26,533         23,936      27,423       86,472      5,716      18,540       57,082
30.......................      43,219         25,110      30,677      165,899      4,481      24,247      129,076

------------------------------
(1) The increases in the death benefit in the 0% column results only from the increase in the Guaranteed Insurance Amount and is unrelated to the hypothetical annual investment returns. Similarly, a substantial portion of the increase in the death benefit in the 6% and 12% column results from the increase in the Guaranteed Insurance Amount.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      APPENDIX B--OTHER POLICY PROVISIONS

INCOME PLANS

  The owner may choose one or more income plans during the insured's lifetime. If, at the time of the insured's death, no plan has been chosen for paying death benefit proceeds, the beneficiary may choose a plan within one year.

  The Insurance Company's approval is needed for any plan where:

          - the person named to receive payments is other than the owner or beneficiary; or

          - the person named is not a natural person, such as a corporation; or

          - any income payment would be less than $25.

  Annuity Plan. An amount can be used to purchase a single premium immediate annuity. Annuity purchase rates will be 3.0% less than for new annuitants.

  Deposit Option. An amount can be left on deposit with the Insurance Company with interest payable at a rate of not less than 3% per year.

  Installment Option, Fixed Period. An amount can be payable in installments for up to 30 years, including interest at 3% per year. Any interest in excess of 3% is payable at the end of each installment year.

  Installment Option, Fixed Amount. An amount can be payable in installments until proceeds applied under the option and interest on unpaid balance of not less than 3% per year are exhausted.

  Life Income Option, Period Certain. An amount can be payable in monthly installments until later of death of a named person or end of a period which may be either 10 or 20 years.

  Joint Life Income. An amount can be payable in monthly installments as long as at least one of two named persons is living. While both are living, installments are at the full amount. When only one is alive, installments are at 2/3 of the full amount. Under this option, it is possible that only one payment will be made if both named persons die before the second monthly installment is paid or that only two payments will be made if both die before the third payment, and so forth.

OTHER IMPORTANT PROVISIONS

  Owner. The owner of a Policy is the insured unless another owner has been named in the application. If someone else is named as owner, that person has the rights and options described in the Policy.

  An owner other than the insured may name a contingent owner. The owner may want to do this in case he or she dies before the insured. The owner's interest in a Policy would then pass to the contingent owner. If there's no contingent owner, the owner's interest would pass to the owner's estate.

  If there is more than one owner, the Insurance Company will treat the owners as joint owners with rights of survivorship unless the ownership designation provides otherwise. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the policy's investment base by phone if the owner provides the personal identification number as well as the Policy number. One owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which the owners are entitled under the Policy.

  Beneficiary. The beneficiary is the person to whom The Insurance Company pays the proceeds upon the insured's death. The Insurance Company pays the proceeds to the primary beneficiary. If the primary beneficiary has died, the proceeds are paid to any contingent beneficiary. If there is no surviving beneficiary, the Insurance Company pays the proceeds to the insured's estate.

  Two or more persons may be named as primary beneficiaries or contingent beneficiaries. In that case the Insurance Company will assume the proceeds are to be paid in equal shares to the surviving beneficiaries. The owner can specify other than equal shares. The owner can reserve the right to change beneficiaries. If the owner doesn't reserve this right, the owner and primary beneficiary must act together to exercise the rights and options under a Policy.

  Incontestability. The Insurance Company relies on the statements made in the application. Legally, they are considered representations, not warranties. The Insurance Company can contest a Policy if any material statement in the application is false and a copy of that application is attached to a Policy.

  The Insurance Company won't contest a Policy after it has been in effect during the insured's lifetime for two years from the date of issue.

  Change of Insured. The owner may change a Policy for a new policy on the life of a new insured. The change will be subject to evidence of insurability and will not be available where the new insured is subject to a higher premium charge for extra mortality risk. The owner of the original Policy will be the owner of the new policy and the new policy will have a policy date that is the same as the original. Premium rates for the new policy will be those in effect on the policy date for the new insured's age and sex at that date and the underwriting class determined at the date of change.
The face amount of new policies will be the same as the original. Where a negative Variable Insurance Amount exists, however, the face amount will be reduced and the Variable Insurance Amount for the new policy at the anniversary date immediately prior to or coincident with the change date will be set to zero. The cash value of the new policy will equal the cash value of the original less a charge for administrative expenses incurred by the Insurance Company in making the change. No other adjustments or charges are made at the time of change.

  Changes to Attained Age Single Premium Variable Life Insurance
Policy. Subject to the Insurance Company's rules and the Insurance Company's having obtained applicable regulatory approvals, if any, the owner may change this Policy to an Attained Age Single Premium Variable Life Insurance policy at the insured's then current age and with a policy date equal to the date of change. The change will not be subject to evidence of insurability. The face amount resulting from such a change will be less than the death benefit under this Policy and will equal the face amount of insurance under a Single Premium Variable Life Insurance policy, purchased at the insured's age at the date of change, having a single premium equal to the Policy's net cash value less a 1.5% risk charge. The risk charge covers the establishment of a new Guaranteed Insurance Amount and the contingency that the insured die at a time when that Guaranteed Insurance Amount exceeds the death benefit which would have been payable in the absence of such a guarantee. No other charges are imposed at the time of change.

  Beneficiary Insurance Purchase. At the death of the insured, the beneficiary of record of a Policy, if the spouse of the insured, may, subject to the Insurance Company's rules, use all or part of the proceeds of the Policy to purchase a Single Premium Variable Life Insurance policy on the life of the beneficiary. To do so, the proceeds must have been otherwise payable to the beneficiary in a single sum. A satisfactory written request must be received by the Insurance Company within 90 days of the death of the insured and while the beneficiary is still living. Any part of the proceeds not used to buy the new policy will be paid to the beneficiary in a single sum.

  The new policy will have an issue date and policy date as of the date the written request is received by the Insurance Company. The policy's face amount will be based on the standard medical premium rates being used by the Insurance Company as of the policy date for the sex and attained age at the nearest birthday of the beneficiary. The new policy will not have a formula adjustment. The face amount acceptable without evidence of insurability will be limited to the lesser of (i) $1,000,000 and (ii) the single premium applied plus $250,000. The premium for the new policy will be lower than the premium for a similar policy that the beneficiary could purchase from the Insurance Company without the benefit of this provision because no sales load will be charged.

  Single Premium Immediate Annuity Rider ("SPIAR"). Subject to state availability, for an additional premium, the applicant may purchase this rider to provide income for a fixed period. The income will be payable for the period specified in the rider but not less than 5 years nor more than 10 years. If the insured dies prior to the end of this period, the rider value (the present value of the remaining payments) will be payable to the beneficiary. If the rider or the Policy is surrendered prior to the end of the period, the owner may receive the rider value over a period of 5 years. The owner may also elect at any time to apply the rider value to a life income. If the owner changes ownership of the Policy, the Insurance Company will change the owner of the SPIAR to the new owner of the Policy. The rider will have no effect on the loan value of the Policy. The amount paid for this rider will be held in the Insurance Company's general account and will not affect the variable aspects of the Policy. Pledging, assigning or gifting a Policy with a SPIAR may have tax consequences to the owner (see "Tax Considerations--Policy Proceeds", page 19).

  Error in Age or Sex. If an age or sex as stated in the application is wrong, it could mean the premium amount is wrong. Therefore, amounts payable under a Policy will be what the premium actually paid would have bought at the true age or sex.

  Issue Age. The Insurance Company determines the issue age based on the insured's age on the birthday nearest the Policy's policy date.

  Suicide. If the insured commits suicide within two years from the date of issue, The Insurance Company will pay only a limited benefit. The limited benefit will be the amount of premium paid for a Policy, minus any policy debt.

  Payments and Deferment. Payments of the death benefit, net cash value or loan proceeds will be made within 7 days after receipt at the Service Center of all documents required for such payments.

  However, the Insurance Company may defer the determination or payment of such amounts if the effective date for determining such amounts falls within any period during which:

          - The disposal or valuation of the shares of the Series Fund or the units of the Trusts held in the Separate Account is not reasonably practicable because the New York Stock Exchange is closed (other than customary weekend and holiday closings) or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

          - the SEC by order permits postponement of such actions for the protection of the Insurance Company policyholders.


  Payment of the death benefit also may be delayed if the Policy is being contested (see "Incontestability", page 33).


  In the case of the payment of death benefit proceeds, the Insurance Company will add interest from the date of death to the date of payment at an annual rate of at least 3%.

  Assignment. The owner can assign a Policy as collateral security for a loan or other obligation. This does not change the ownership. But the owner's rights and any beneficiary's rights are subject to the terms of the assignment. To make or release an assignment, the Insurance Company must receive written notice at the Service Center, The Insurance Company is not responsible for the validity of any assignment. Pledging, assigning or gifting a Policy with a SPIAR may have tax consequences to the owner (see "Tax Considerations-- Policy Proceeds", page
19).

  Dividends. The Policies are classified as non-participating. This means that they do not provide for dividend payments. Unlike participating fixed life insurance where a significant portion of dividend payments is attributable to the insurer's investment earnings, the investment return under the Policies is reflected in benefits.
                                ---------------

  The description in this prospectus of Policy provisions is qualified by reference to a specimen of the Single Premium Variable Life Insurance Policies which has been filed as an exhibit to the Registration Statement.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying statement of net assets of Merrill Lynch Life Variable Life Separate Account II (the "Account") as of December 31, 1996 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund and unit investment trust securities owned at December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1996 and the results of its operations and the changes in its net assets for the above periods in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules included herein are presented for the purpose of additional analysis and are not a required part of the basic financial statements. These schedules are the responsibility of the Company's management. Such schedules have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.






January 31, 1997

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 1996

ASSETS:                                                                  Cost             Shares         Market Value
                                                                 ----------------- ----------------- -----------------
Investments in Merrill Lynch Series Fund, Inc. (Note 1):
  Money Reserve Portfolio                                        $    420,378,596       420,378,596  $    420,378,596
  Intermediate Government Bond Portfolio                              184,901,094        16,365,852       178,878,763
  Long-Term Corporate Bond Portfolio                                   92,702,621         7,879,291        90,848,226
  Capital Stock Portfolio                                             204,468,232         9,327,212       216,857,689
  Growth Stock Portfolio                                              151,288,537         6,440,833       178,990,754
  Multiple Strategy Portfolio                                         950,489,383        59,364,619     1,016,915,924
  High Yield Portfolio                                                 87,853,192         9,763,560        89,336,571
  Natural Resources Portfolio                                          18,098,989         2,123,988        19,519,450
  Global Strategy Portfolio                                           155,527,563        10,359,494       174,039,499
  Balanced Portfolio                                                   68,797,569         4,944,166        75,942,392
                                                                 -----------------                   -----------------
                                                                    2,334,505,776                       2,461,707,864
                                                                 -----------------                   -----------------
Investments in Merrill Lynch Variable Series Funds, Inc. (Note 1):
  Global Utility Focus Fund                                             1,381,417           120,726         1,471,647
  International Equity Focus Fund                                       5,458,210           476,412         5,540,672
  Basic Value Focus Fund                                               13,851,078           985,013        14,519,099
  Developing Capital Markets Focus Fund                                 4,283,957           429,363         4,315,093
  Equity Growth Fund                                                    4,373,112           174,284         4,569,734
                                                                 -----------------                   -----------------
                                                                       29,347,774                          30,416,245
                                                                 -----------------                   -----------------

                                                                                         Units
                                                                                   -----------------
Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through K (Note 1):
     1997 Trust                                                        31,387,928        42,875,698        42,742,784
     1998 Trust                                                        34,249,061        51,650,102        48,610,494
     1999 Trust                                                        17,270,471        22,971,339        20,341,351
     2000 Trust                                                        14,987,435        21,336,157        17,780,913
     2001 Trust                                                        28,989,496        57,372,133        44,994,670
     2002 Trust                                                         5,467,318         8,939,646         6,560,806
     2003 Trust                                                        24,564,436        60,773,328        40,346,197
     2004 Trust                                                         6,292,568        11,010,092         7,046,459
     2005 Trust                                                        12,954,653        29,453,183        17,774,407
     2006 Trust                                                         5,785,905        11,375,192         6,524,583
     2007 Trust                                                         6,072,724        17,936,742         9,579,476
     2008 Trust                                                        12,295,224        41,421,283        20,228,084
     2009 Trust                                                         6,111,885        19,460,539         8,875,952
     2010 Trust                                                         6,844,843        17,234,726         7,268,056
     2011 Trust                                                         1,170,512         3,456,903         1,373,808
     2013 Trust                                                           939,495         3,025,637         1,037,763
     2014 Trust                                                        14,547,412        49,336,141        15,596,634
                                                                 -----------------                   -----------------
                                                                      229,931,366                         316,682,437
                                                                 -----------------                   -----------------
  TOTAL ASSETS                                                   $  2,593,784,916                       2,808,806,546
                                                                 =================                   -----------------


LIABILITIES:
Payable to Merrill Lynch Life Insurance Company                                                            23,889,047
                                                                                                     -----------------
  TOTAL LIABILITIES                                                                                        23,889,047
                                                                                                     -----------------
  NET ASSETS                                                                                         $  2,784,917,499
                                                                                                     =================

See Notes to Financial Statements

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                        1996              1995              1994
                                                                 ----------------- ----------------- -----------------
Investment Income:
 Reinvested Dividends                                            $    227,773,709  $    176,010,284  $    247,180,360
 Mortality and Expense Charges (Note 3)                               (16,019,207)      (15,619,292)      (15,774,764)
 Transaction Charges (Note 4)                                          (1,107,972)       (1,382,826)       (1,442,573)
                                                                 ----------------- ----------------- -----------------
  Net Investment Income                                               210,646,530       159,008,166       229,963,023
                                                                 ----------------- ----------------- -----------------

Realized and Unrealized Gains (Losses):
 Net Realized Gains                                                    49,679,613        43,387,581        37,024,153
 Net Unrealized Gains (Losses)                                         (9,165,154)      186,601,895      (373,279,380)
                                                                 ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)                           40,514,459       229,989,476      (336,255,227)
                                                                 ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Operations                                            251,160,989       388,997,642      (106,292,204)
                                                                 ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                              8,662,019         9,110,961        10,401,083
 Transfers of Policy Loading, Net (Note 3)                            (10,715,483)      (14,309,715)      (19,215,408)
 Transfers Due to Deaths                                              (28,915,284)      (28,619,535)      (23,345,250)
 Transfers Due to Other Terminations                                  (86,971,795)      (82,830,969)      (71,143,764)
 Transfers Due to Policy Loans                                        (46,911,839)      (52,662,381)      (51,098,887)
 Transfers of Cost of Insurance                                       (41,882,708)      (37,801,248)      (37,539,344)
 Transfers of Loan Processing Charges                                  (5,817,667)       (5,564,758)       (4,561,365)
                                                                 ----------------- ----------------- -----------------
Decrease in Net Assets
 Resulting from Principal Transactions                               (212,552,757)     (212,677,645)     (196,502,935)
                                                                 ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                                      38,608,232       176,319,997      (302,795,139)
Net Assets Beginning Balance                                        2,746,309,267     2,569,989,270     2,872,784,409
                                                                 ----------------- ----------------- -----------------
Net Assets Ending Balance                                        $  2,784,917,499  $  2,746,309,267  $  2,569,989,270
                                                                 ================= ================= =================

See Notes to Financial Statements

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY

Notes to Financial Statements

1. Merrill Lynch Life Variable Life Separate Account II ("Account"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), was established to support the operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill"). The Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of thirty-two investment divisions (thirty-three during the year). Ten of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. Five of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Variable Series Funds, Inc. Seventeen of the investment divisions (eighteen during the year) each invest in the securities of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through K ("Zero Trusts"). Each trust of the Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust.

   The assets of the Account are registered in the name of Merrill Lynch Life. The portion of the Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits.

   The financial statements included herein have been prepared in accordance with generally accepted accounting principles for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. The following is a summary of significant accounting policies of the Account:

   Investments  in  the  divisions  are  included   in   the
   statement of net assets at the net asset value of the shares and units held.

   Dividend  income  is recognized on the ex-dividend  date.
   All dividends are automatically reinvested.

   Realized gains and losses on the sales of investments are computed on the first in first out method.

   The operations of the Account are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3. Merrill Lynch Life assumes mortality and expense risks related to Contracts investing in the Account and deducts daily charges to cover these risks. The daily charges vary by Contract form and are equal to a rate of .50% to .90% (on an annual basis) of the net assets for Contract owners.

   Merrill Lynch Life makes certain deductions from each premium. For certain Contracts, the deductions are made before the premium is allocated to the Account. For other Contracts, the deductions are taken in equal installments on the first through the tenth Contract anniversaries. The deductions are for (1) premiums for optional benefits
   (2) additional premiums for extra mortality risks, (3) sales load, (4) administrative expenses, (5) state premium taxes and (6) a risk charge for the guaranteed minimum death benefit.

   In addition, the cost of providing life insurance coverage for the insureds will be deducted on the dates specified by the Contract. This cost will vary dependent upon the insured's underwriting class, sex (except where unisex rates are required by state law), attained age of each insured and the Contract's net amount at risk.

4. Merrill Lynch Life pays all transaction charges to Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of Merrill and sponsor of the Zero Trusts, on the sale of Zero Trust units to the Account. Merrill Lynch Life deducts a daily asset charge against the assets of each trust for the reimbursement of these transaction charges. The asset charge is equivalent to an effective annual rate of .34% (annually at the beginning of the year) of net assets for Contract owners.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                              Divisions Investing In
                                                              -----------------------------------------------------
                                                                                   Intermediate       Long-Term
                                                   Total            Money           Government        Corporate
                                                  Separate         Reserve             Bond              Bond
                                                  Account         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $    227,773,709  $     22,322,107  $     12,670,410  $      6,417,235
 Mortality and Expense Charges                   (16,019,207)       (2,453,633)       (1,055,126)         (538,893)
 Transaction Charges                              (1,107,972)                0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                   210,646,530        19,868,474        11,615,284         5,878,342
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      49,679,613                 0          (282,198)          291,252
 Net Unrealized Gains (Losses)                    (9,165,154)                0        (8,158,746)       (4,360,593)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      40,514,459                 0        (8,440,944)       (4,069,341)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                       251,160,989        19,868,474         3,174,340         1,809,001
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         8,662,019         1,481,992           378,176           246,968
 Transfers of Policy Loading, Net                (10,715,483)       (1,816,782)         (704,263)         (345,000)
 Transfers Due to Deaths                         (28,915,284)       (5,418,709)       (3,037,336)       (1,828,049)
 Transfers Due to Other Terminations             (86,971,795)      (24,260,396)       (6,262,424)       (2,351,947)
 Transfers Due to Policy Loans                   (46,911,839)       (7,719,581)       (2,963,456)       (1,609,516)
 Transfers of Cost of Insurance                  (41,882,708)       (7,076,267)       (3,061,015)       (1,520,025)
 Transfers of Loan Processing Charges             (5,817,667)       (1,327,021)         (370,649)         (217,121)
 Transfers Among Investment Divisions                      0         1,134,357        (3,921,116)       (1,240,634)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions          (212,552,757)      (45,002,407)      (19,942,083)       (8,865,324)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 38,608,232       (25,133,933)      (16,767,743)       (7,056,323)
Net Assets Beginning Balance                   2,746,309,267       422,069,158       195,576,370        97,890,502
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $  2,784,917,499  $    396,935,225  $    178,808,627  $     90,834,179
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Capital           Growth            Multiple            High
                                                  Stock             Stock            Strategy           Yield
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $     32,496,085  $      4,935,599  $    130,584,365  $      8,186,678
 Mortality and Expense Charges                    (1,196,938)         (953,017)       (5,785,971)         (492,507)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                    31,299,147         3,982,582       124,798,394         7,694,171
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      (1,638,056)       18,072,991         3,085,165        (1,174,521)
 Net Unrealized Gains (Losses)                       479,168         5,789,893        (1,587,213)        2,751,515
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      (1,158,888)       23,862,884         1,497,952         1,576,994
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                        30,140,259        27,845,466       126,296,346         9,271,165
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         1,162,809         1,024,322         1,836,044           232,365
 Transfers of Policy Loading, Net                   (649,933)         (544,315)       (4,119,006)         (338,902)
 Transfers Due to Deaths                          (2,306,402)       (1,427,441)       (9,487,908)         (824,673)
 Transfers Due to Other Terminations              (6,002,699)       (2,899,989)      (26,318,850)       (2,525,427)
 Transfers Due to Policy Loans                    (2,303,689)       (2,484,081)      (15,505,699)       (1,674,888)
 Transfers of Cost of Insurance                   (3,114,712)       (2,264,525)      (14,653,831)       (1,337,882)
 Transfers of Loan Processing Charges               (401,232)         (360,790)       (1,815,452)         (191,479)
 Transfers Among Investment Divisions              5,851,973        18,928,591       (25,956,178)        8,014,226
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (7,763,885)        9,971,772       (96,020,880)        1,353,340
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 22,376,374        37,817,238        30,275,466        10,624,505
Net Assets Beginning Balance                     194,382,316       141,248,592       986,530,375        78,645,246
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $    216,758,690  $    179,065,830  $  1,016,805,841  $     89,269,751
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------
                                                                                                        Global
                                                 Natural           Global                              Utility
                                                Resources          Strategy         Balanced            Focus
                                                Portfolio         Portfolio         Portfolio            Fund
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $        349,977  $      5,243,591  $      4,512,649  $         27,362
 Mortality and Expense Charges                      (109,678)       (1,018,242)         (461,273)           (4,033)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       240,299         4,225,349         4,051,376            23,329
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,112,437         1,223,465         1,690,930            (9,982)
 Net Unrealized Gains (Losses)                     1,005,764        15,354,296           826,925            90,229
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)       2,118,201        16,577,761         2,517,855            80,247
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                         2,358,500        20,803,110         6,569,231           103,576
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                           100,840           890,743           739,496                 0
 Transfers of Policy Loading, Net                    (69,951)         (665,833)         (291,465)           (1,730)
 Transfers Due to Deaths                             (89,926)       (1,051,257)         (789,145)                0
 Transfers Due to Other Terminations                (394,485)       (3,961,999)       (3,408,435)          336,141
 Transfers Due to Policy Loans                      (579,770)       (5,976,890)       (1,550,370)            7,336
 Transfers of Cost of Insurance                     (294,576)       (2,477,101)       (1,190,562)          (15,936)
 Transfers of Loan Processing Charges                (45,102)         (349,383)         (139,236)           (1,937)
 Transfers Among Investment Divisions              1,765,169         3,912,189          (608,603)        1,043,935
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions               392,199        (9,679,531)       (7,238,320)        1,367,809
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  2,750,699        11,123,579          (669,089)        1,471,385
Net Assets Beginning Balance                      16,869,532       162,879,481        76,598,444                 0
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     19,620,231  $    174,003,060  $     75,929,355  $      1,471,385
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------
                                              International         Basic           Developing
                                                  Equity            Value            Capital            Equity
                                                  Focus             Focus         Markets Focus         Growth
                                                   Fund              Fund              Fund              Fund
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $         22,839  $              0  $          4,812
 Mortality and Expense Charges                       (14,059)          (26,853)          (11,108)          (13,034)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (14,059)           (4,014)          (11,108)           (8,222)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         (36,377)           51,188           (43,537)         (195,124)
 Net Unrealized Gains (Losses)                        82,463           668,021            31,136           196,622
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)          46,086           719,209           (12,401)            1,498
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            32,027           715,195           (23,509)           (6,724)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            21,521             7,401             7,988             4,782
 Transfers of Policy Loading, Net                     (5,225)          (18,572)           (4,909)           (8,485)
 Transfers Due to Deaths                                   0                 0                 0                 0
 Transfers Due to Other Terminations                 (14,040)          392,765           (18,825)          474,741
 Transfers Due to Policy Loans                        78,180           (59,051)          (77,030)          (27,495)
 Transfers of Cost of Insurance                      (62,103)         (146,698)          (52,602)          (55,406)
 Transfers of Loan Processing Charges                 (9,708)          (32,955)           (8,042)          (11,798)
 Transfers Among Investment Divisions              5,498,985        13,751,676         4,470,678         4,188,884
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             5,507,610        13,894,566         4,317,258         4,565,223
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  5,539,637        14,609,761         4,293,749         4,558,499
Net Assets Beginning Balance                               0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      5,539,637  $     14,609,761  $      4,293,749  $      4,558,499
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1996              1997              1998              1999
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (31,274)         (261,516)         (291,090)         (116,726)
 Transaction Charges                                 (17,524)         (150,446)         (167,995)          (67,376)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (48,798)         (411,962)         (459,085)         (184,102)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      10,552,702         2,408,744         2,559,946           561,971
 Net Unrealized Gains (Losses)                   (10,323,182)         (200,742)         (304,097)          215,793
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)         229,520         2,208,002         2,255,849           777,764
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           180,722         1,796,040         1,796,764           593,662
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 0            13,986            50,403            26,415
 Transfers of Policy Loading, Net                    (30,227)         (174,296)         (189,911)          (54,279)
 Transfers Due to Deaths                                   0          (524,140)         (323,562)         (203,070)
 Transfers Due to Other Terminations                (317,078)       (1,139,055)       (1,210,950)         (436,842)
 Transfers Due to Policy Loans                      (115,846)         (497,717)         (589,683)          (19,674)
 Transfers of Cost of Insurance                      110,045          (625,122)         (723,770)         (294,695)
 Transfers of Loan Processing Charges                 29,001           (67,131)          (77,088)          (18,380)
 Transfers Among Investment Divisions            (44,947,474)       (1,378,679)       (1,326,633)          855,990
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions           (45,271,579)       (4,392,154)       (4,391,194)         (144,535)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                (45,090,857)       (2,596,114)       (2,594,430)          449,127
Net Assets Beginning Balance                      45,090,857        45,324,348        51,083,319        19,835,794
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $              0  $     42,728,234  $     48,488,889  $     20,284,921
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2000              2001              2002              2003
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (98,899)         (265,067)          (42,031)         (230,244)
 Transaction Charges                                 (60,911)         (157,233)          (23,164)         (139,027)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (159,810)         (422,300)          (65,195)         (369,271)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         771,962         2,724,905           259,068         2,554,241
 Net Unrealized Gains (Losses)                      (237,828)       (1,734,751)         (169,982)       (2,458,890)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)         534,134           990,154            89,086            95,351
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           374,324           567,854            23,891          (273,920)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             6,765            82,016            36,197            58,731
 Transfers of Policy Loading, Net                    (51,372)         (164,225)          (19,531)         (122,758)
 Transfers Due to Deaths                             (41,755)         (519,499)                0          (533,222)
 Transfers Due to Other Terminations                (429,247)       (2,340,306)              236        (1,398,336)
 Transfers Due to Policy Loans                      (156,597)         (707,189)          (93,463)         (451,708)
 Transfers of Cost of Insurance                     (291,702)         (660,411)          (92,723)         (543,051)
 Transfers of Loan Processing Charges                (34,099)          (92,350)           (5,866)          (65,519)
 Transfers Among Investment Divisions                292,540               489          (266,017)         (643,586)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (705,467)       (4,401,475)         (441,167)       (3,699,449)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                   (331,143)       (3,833,621)         (417,276)       (3,973,369)
Net Assets Beginning Balance                      18,105,211        48,806,788         6,975,642        44,305,366
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     17,774,068  $     44,973,167  $      6,558,366  $     40,331,997
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2004              2005              2006              2007
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (37,601)          (98,982)          (36,944)          (54,310)
 Transaction Charges                                 (22,310)          (61,371)          (20,546)          (32,053)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (59,911)         (160,353)          (57,490)          (86,363)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         214,440         1,414,745           466,065           493,764
 Net Unrealized Gains (Losses)                      (168,339)       (1,566,025)         (395,373)         (685,261)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)          46,101          (151,280)           70,692          (191,497)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           (13,810)         (311,633)           13,202          (277,860)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               133            89,826            11,938               874
 Transfers of Policy Loading, Net                    (16,566)          (47,479)          (25,595)          (30,603)
 Transfers Due to Deaths                                   0           (36,362)                0          (113,435)
 Transfers Due to Other Terminations                  (5,588)         (396,304)          (88,963)          (54,645)
 Transfers Due to Policy Loans                        34,337          (648,326)          (19,454)         (288,956)
 Transfers of Cost of Insurance                      (94,514)         (272,209)         (101,781)         (136,458)
 Transfers of Loan Processing Charges                 (6,924)          (29,781)          (16,885)          (15,294)
 Transfers Among Investment Divisions              1,524,634           401,129         2,454,361           298,176
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             1,435,512          (939,506)        2,213,621          (340,341)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  1,421,702        (1,251,139)        2,226,823          (618,201)
Net Assets Beginning Balance                       5,622,499        19,019,769         4,295,675        10,194,854
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      7,044,201  $     17,768,630  $      6,522,498  $      9,576,653
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2008              2009              2010              2011
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (120,996)          (50,808)          (44,183)           (7,788)
 Transaction Charges                                 (70,378)          (30,418)          (24,730)           (4,763)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (191,374)          (81,226)          (68,913)          (12,551)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,807,273           557,333           448,525            73,132
 Net Unrealized Gains (Losses)                    (2,524,477)         (863,586)         (708,269)         (122,891)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (717,204)         (306,253)         (259,744)          (49,759)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (908,578)         (387,479)         (328,657)          (62,310)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                     38,452            42,330            62,527               900
 Transfers Due to Deaths                             (81,762)          (37,828)          (19,742)           (3,497)
 Transfers Due to Other Terminations                 (86,281)         (241,181)           (1,017)          (18,966)
 Transfers Due to Policy Loans                      (629,178)         (145,607)         (536,506)               14
 Transfers of Cost of Insurance                     (415,931)          (97,994)          (43,879)          (11,739)
 Transfers of Loan Processing Charges               (312,779)         (114,443)          (99,938)          (20,237)
 Transfers Among Investment Divisions                (46,530)          (20,311)          (16,765)           (2,730)
                                                    (816,542)            4,281           778,312            25,152
Increase (Decrease) in Net Assets           ----------------- ----------------- ----------------- -----------------
 Resulting from Principal Transactions
                                                  (2,350,551)         (610,753)          122,992           (31,103)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                      (3,259,129)         (998,232)         (205,665)          (93,413)
                                                  23,480,110         9,871,802         7,470,965         1,466,801
Net Assets Ending Balance                   ----------------- ----------------- ----------------- -----------------
                                            $     20,220,981  $      8,873,570  $      7,265,300  $      1,373,388
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   Divisions Investing in
                                            -----------------------------------


                                                   2013              2014
                                                  Trust             Trust
                                            ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0
 Mortality and Expense Charges                        (6,358)          (90,025)
 Transaction Charges                                  (3,604)          (54,123)
                                            ----------------- -----------------
  Net Investment Income (Loss)                        (9,962)         (144,148)
                                            ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         148,597          (485,433)
 Net Unrealized Gains (Losses)                      (240,740)          154,006
                                            ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)         (92,143)         (331,427)
                                            ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (102,105)         (475,575)
                                            ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             3,136             1,943
 Transfers of Policy Loading, Net                     (6,215)          (55,226)
 Transfers Due to Deaths                                   0           (11,948)
 Transfers Due to Other Terminations                 (27,768)         (599,803)
 Transfers Due to Policy Loans                         2,800          (344,820)
 Transfers of Cost of Insurance                      (18,123)         (267,556)
 Transfers of Loan Processing Charges                 (5,223)          (43,887)
 Transfers Among Investment Divisions               (262,241)        6,171,976
                                            ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (313,634)        4,850,679
                                            ----------------- -----------------

Increase (Decrease) in Net Assets                   (415,739)        4,375,104
Net Assets Beginning Balance                       1,453,126        11,216,325
                                            ----------------- -----------------
Net Assets Ending Balance                   $      1,037,387  $     15,591,429
                                            ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                              Divisions Investing In
                                                              -----------------------------------------------------
                                                                                   Intermediate       Long-Term
                                                  Total             Money           Government        Corporate
                                                 Separate          Reserve             Bond              Bond
                                                 Account          Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $    176,010,284  $     24,822,150  $     13,472,963  $      6,786,063
 Mortality and Expense Charges                   (15,619,292)       (2,520,260)       (1,070,921)         (539,029)
 Transaction Charges                              (1,382,826)                0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                   159,008,166        22,301,890        12,402,042         6,247,034
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      43,387,581                 0          (855,010)          146,795
 Net Unrealized Gains (Losses)                   186,601,895                 0        19,621,941        10,523,245
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains              229,989,476                 0        18,766,931        10,670,040
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                       388,997,642        22,301,890        31,168,973        16,917,074
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         9,110,961         1,709,166           407,854           232,781
 Transfers of Policy Loading, Net                (14,309,715)       (2,847,538)         (973,723)         (548,353)
 Transfers Due to Deaths                         (28,619,535)       (6,450,303)       (3,766,278)       (1,805,628)
 Transfers Due to Other Terminations             (82,830,969)      (25,664,477)       (4,877,616)       (2,299,581)
 Transfers Due to Policy Loans                   (52,662,381)      (10,281,466)       (2,983,639)       (2,839,173)
 Transfers of Cost of Insurance                  (37,801,248)       (6,710,312)       (2,788,345)       (1,371,116)
 Transfers of Loan Processing Charges             (5,564,758)       (1,323,256)         (358,670)         (210,199)
 Transfers Among Investment Divisions                      0        12,061,983        (4,339,664)         (492,798)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions          (212,677,645)      (39,506,203)      (19,680,081)       (9,334,067)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                176,319,997       (17,204,313)       11,488,892         7,583,007
Net Assets Beginning Balance                   2,569,989,270       439,273,471       184,087,478        90,307,495
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $  2,746,309,267  $    422,069,158  $    195,576,370  $     97,890,502
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Capital           Growth            Multiple            High
                                                  Stock             Stock            Strategy           Yield
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $     14,052,632  $      5,782,691  $     89,162,861  $      7,701,496
 Mortality and Expense Charges                    (1,020,643)         (616,002)       (5,576,347)         (437,421)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                    13,031,989         5,166,689        83,586,514         7,264,075
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                        (494,405)       (1,254,980)        3,282,266          (930,995)
 Net Unrealized Gains (Losses)                    19,317,979        26,768,504        60,818,961         4,712,455
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains               18,823,574        25,513,524        64,101,227         3,781,460
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                        31,855,563        30,680,213       147,687,741        11,045,535
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         1,329,466           860,299         1,957,795           183,217
 Transfers of Policy Loading, Net                   (807,726)         (544,399)       (5,061,657)         (396,347)
 Transfers Due to Deaths                            (748,695)         (395,812)       (8,914,824)         (688,476)
 Transfers Due to Other Terminations              (4,629,991)       (3,363,433)      (24,446,720)       (1,383,491)
 Transfers Due to Policy Loans                    (3,350,832)       (2,154,820)      (17,508,815)       (1,945,270)
 Transfers of Cost of Insurance                   (2,581,125)       (1,540,036)      (13,021,247)       (1,104,051)
 Transfers of Loan Processing Charges               (341,003)         (284,780)       (1,735,095)         (172,281)
 Transfers Among Investment Divisions             11,208,250        40,269,631        (6,020,911)       10,296,549
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                78,344        32,846,650       (74,751,474)        4,789,850
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 31,933,907        63,526,863        72,936,267        15,835,385
Net Assets Beginning Balance                     162,448,409        77,721,729       913,594,108        62,809,861
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $    194,382,316  $    141,248,592  $    986,530,375  $     78,645,246
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Natural           Global
                                                Resources          Strategy         Balanced             1995
                                                Portfolio         Portfolio         Portfolio           Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $        397,120  $      8,694,293  $      5,138,015  $              0
 Mortality and Expense Charges                      (118,050)         (972,191)         (421,210)         (294,965)
 Transaction Charges                                       0                 0                 0          (185,751)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       279,070         7,722,102         4,716,805          (480,716)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,033,498         2,141,801           805,689        17,529,850
 Net Unrealized Gains (Losses)                       938,120         5,172,778         7,426,310       (13,865,146)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                1,971,618         7,314,579         8,231,999         3,664,704
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         2,250,688        15,036,681        12,948,804         3,183,988
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                           122,502         1,013,662           739,047            16,054
 Transfers of Policy Loading, Net                   (105,777)         (894,258)         (396,129)         (307,336)
 Transfers Due to Deaths                             (21,772)         (820,668)         (285,619)         (711,542)
 Transfers Due to Other Terminations                  59,974        (5,229,044)       (2,944,348)       (1,918,138)
 Transfers Due to Policy Loans                      (323,604)       (3,945,754)         (661,408)         (791,739)
 Transfers of Cost of Insurance                     (288,104)       (2,125,829)       (1,038,823)         (573,563)
 Transfers of Loan Processing Charges                (39,035)         (298,471)         (145,972)          (48,583)
 Transfers Among Investment Divisions             (2,504,731)      (17,325,015)        6,581,550       (63,064,582)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (3,100,547)      (29,625,377)        1,848,298       (67,399,429)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                   (849,859)      (14,588,696)       14,797,102       (64,215,441)
Net Assets Beginning Balance                      17,719,391       177,468,177        61,801,342        64,215,441
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     16,869,532  $    162,879,481  $     76,598,444  $              0
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1996              1997              1998              1999
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (262,167)         (269,377)         (290,687)         (110,537)
 Transaction Charges                                (154,485)         (153,978)         (167,663)          (64,260)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (416,652)         (423,355)         (458,350)         (174,797)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,665,788         2,408,526         1,661,614         1,319,537
 Net Unrealized Gains (Losses)                     1,679,337         2,209,227         4,634,030         1,585,255
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                3,345,125         4,617,753         6,295,644         2,904,792
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         2,928,473         4,194,398         5,837,294         2,729,995
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            26,729            24,322            37,544            30,415
 Transfers of Policy Loading, Net                   (220,428)         (229,415)         (259,530)          (85,456)
 Transfers Due to Deaths                             (35,266)         (115,072)         (894,917)       (1,971,355)
 Transfers Due to Other Terminations                (777,348)         (970,980)       (1,022,540)          (57,518)
 Transfers Due to Policy Loans                      (507,835)       (1,415,740)         (866,564)         (188,153)
 Transfers of Cost of Insurance                     (547,879)         (573,469)         (683,950)         (282,772)
 Transfers of Loan Processing Charges                (55,695)          (64,775)          (82,022)          (15,891)
 Transfers Among Investment Divisions               (912,885)          343,360         3,304,329         2,254,350
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (3,030,607)       (3,001,769)         (467,650)         (316,380)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                   (102,134)        1,192,629         5,369,644         2,413,615
Net Assets Beginning Balance                      45,192,991        44,131,719        45,713,675        17,422,179
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     45,090,857  $     45,324,348  $     51,083,319  $     19,835,794
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2000              2001              2002              2003
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (93,208)         (267,633)          (35,381)         (234,492)
 Transaction Charges                                 (56,945)         (159,429)          (19,497)         (141,487)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (150,153)         (427,062)          (54,878)         (375,979)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,079,644         2,169,345            84,556         2,188,877
 Net Unrealized Gains (Losses)                     1,750,905         6,911,215         1,118,190         7,969,698
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                2,830,549         9,080,560         1,202,746        10,158,575
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         2,680,396         8,653,498         1,147,868         9,782,596
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            16,173           110,390            36,390            64,586
 Transfers of Policy Loading, Net                    (65,537)         (243,092)          (21,756)         (162,797)
 Transfers Due to Deaths                             (49,910)         (309,777)                0          (239,034)
 Transfers Due to Other Terminations                (436,010)         (630,758)          (88,487)         (853,586)
 Transfers Due to Policy Loans                      (250,269)         (535,794)           (9,540)         (505,406)
 Transfers of Cost of Insurance                     (242,805)         (605,251)          (83,329)         (507,876)
 Transfers of Loan Processing Charges                (29,760)         (102,886)           (8,902)          (68,515)
 Transfers Among Investment Divisions              3,796,430           264,215         2,540,001          (744,560)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             2,738,312        (2,052,953)        2,364,377        (3,017,188)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  5,418,708         6,600,545         3,512,245         6,765,408
Net Assets Beginning Balance                      12,686,503        42,206,243         3,463,397        37,539,958
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     18,105,211  $     48,806,788  $      6,975,642  $     44,305,366
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2004              2005              2006              2007
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (23,510)          (92,226)          (21,182)          (54,451)
 Transaction Charges                                 (13,886)          (57,786)          (12,255)          (31,888)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (37,396)         (150,012)          (33,437)          (86,339)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                          76,995         1,179,925           547,672           804,931
 Net Unrealized Gains (Losses)                       939,835         3,431,671           497,412         2,083,163
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                1,016,830         4,611,596         1,045,084         2,888,094
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                           979,434         4,461,584         1,011,647         2,801,755
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               133            15,117            12,634               887
 Transfers of Policy Loading, Net                    (12,038)          (76,421)          (18,624)          (24,411)
 Transfers Due to Deaths                                   0           (25,998)                0           (17,239)
 Transfers Due to Other Terminations                  (4,674)         (330,900)          (39,923)          (59,076)
 Transfers Due to Policy Loans                        66,684          (666,457)         (209,895)          (65,074)
 Transfers of Cost of Insurance                      (59,623)         (220,243)          (52,758)         (113,608)
 Transfers of Loan Processing Charges                 (5,739)          (24,379)          (11,413)          (14,451)
 Transfers Among Investment Divisions              1,535,421           795,262           369,986          (681,485)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             1,520,164          (534,019)           50,007          (974,457)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  2,499,598         3,927,565         1,061,654         1,827,298
Net Assets Beginning Balance                       3,122,901        15,092,204         3,234,021         8,367,556
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      5,622,499  $     19,019,769  $      4,295,675  $     10,194,854
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2008              2009              2010              2011
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (120,324)          (51,094)          (41,651)           (9,176)
 Transaction Charges                                 (70,339)          (30,692)          (23,311)           (5,475)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (190,663)          (81,786)          (64,962)          (14,651)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         884,636           941,985         1,484,526           203,644
 Net Unrealized Gains (Losses)                     5,812,953         2,134,127           964,757           418,302
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains                6,697,589         3,076,112         2,449,283           621,946
                                            ----------------- ----------------- ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                         6,506,926         2,994,326         2,384,321           607,295
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                     39,511            44,508            59,489                 0
 Transfers Due to Deaths                            (104,127)          (27,948)          (25,276)          (17,288)
 Transfers Due to Other Terminations                (123,223)                0           (30,038)          (93,725)
 Transfers Due to Policy Loans                      (521,395)          (73,640)          (56,753)              654
 Transfers of Cost of Insurance                     (242,497)         (121,680)         (169,730)            3,551
 Transfers of Loan Processing Charges               (267,820)         (121,706)          (84,072)          (13,654)
 Transfers Among Investment Divisions                (43,536)          (23,519)          (13,730)           (1,605)
                                                    (150,546)         (482,490)         (786,513)         (993,610)
Increase (Decrease) in Net Assets           ----------------- ----------------- ----------------- -----------------
 Resulting from Principal Transactions
                                                  (1,413,633)         (806,475)       (1,106,623)       (1,115,677)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                       5,093,293         2,187,851         1,277,698          (508,382)
                                                  18,386,817         7,683,951         6,193,267         1,975,183
Net Assets Ending Balance                   ----------------- ----------------- ----------------- -----------------
                                            $     23,480,110  $      9,871,802  $      7,470,965  $      1,466,801
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                   Divisions Investing In
                                            -----------------------------------


                                                   2013              2014
                                                  Trust             Trust
                                            ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0
 Mortality and Expense Charges                       (11,340)          (43,817)
 Transaction Charges                                  (6,937)          (26,762)
                                            ----------------- -----------------
  Net Investment Income (Loss)                       (18,277)          (70,579)
                                            ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         557,038         2,723,833
 Net Unrealized Gains (Losses)                       332,611           694,060
                                            ----------------- -----------------
  Net Realized and Unrealized Gains                  889,649         3,417,893
                                            ----------------- -----------------

Increase in Net Assets
 Resulting from Operations                           871,372         3,347,314
                                            ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             3,999            16,291
 Transfers of Policy Loading, Net                    (39,511)          207,183
 Transfers Due to Deaths                                   0          (104,364)
 Transfers Due to Other Terminations                     855          (212,025)
 Transfers Due to Policy Loans                      (132,678)          (58,784)
 Transfers of Cost of Insurance                      (17,748)         (180,134)
 Transfers of Loan Processing Charges                 (4,108)          (36,487)
 Transfers Among Investment Divisions             (1,399,914)        4,278,387
                                            ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (1,589,105)        3,910,067
                                            ----------------- -----------------

Increase (Decrease) in Net Assets                   (717,733)        7,257,381
Net Assets Beginning Balance                       2,170,859         3,958,944
                                            ----------------- -----------------
Net Assets Ending Balance                   $      1,453,126  $     11,216,325
                                            ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                              Divisions Investing In
                                                              -----------------------------------------------------
                                                                                   Intermediate       Long-Term
                                                  Total             Money           Government        Corporate
                                                 Separate          Reserve             Bond              Bond
                                                 Account          Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $    247,180,360  $     17,480,949  $     22,232,388  $     11,078,761
 Mortality and Expense Charges                   (15,774,764)       (2,517,605)       (1,179,517)         (575,542)
 Transaction Charges                              (1,442,573)                0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                   229,963,023        14,963,344        21,052,871        10,503,219
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                      37,024,153                 0        (1,019,016)           75,887
 Net Unrealized Gains (Losses)                  (373,279,380)                0       (32,149,004)      (16,813,358)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)    (336,255,227)                0       (33,168,020)      (16,737,471)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                      (106,292,204)       14,963,344       (12,115,149)       (6,234,252)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                        10,401,083         1,953,978           543,078           257,542
 Transfers of Policy Loading, Net                (19,215,408)       (3,150,489)       (1,534,327)         (702,572)
 Transfers Due to Deaths                         (23,345,250)       (4,254,868)       (2,896,949)       (1,177,899)
 Transfers Due to Other Terminations             (71,143,764)      (24,965,885)       (4,994,737)       (1,269,868)
 Transfers Due to Policy Loans                   (51,098,887)      (11,424,065)       (5,810,455)       (2,310,361)
 Transfers of Cost of Insurance                  (37,539,344)       (6,952,022)       (3,039,049)       (1,480,394)
 Transfers of Loan Processing Charges             (4,561,365)         (848,038)          (98,365)         (305,505)
 Transfers Among Investment Divisions                      0        39,266,714       (25,456,948)       (8,356,792)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions          (196,502,935)      (10,374,675)      (43,287,752)      (15,345,849)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets               (302,795,139)        4,588,669       (55,402,901)      (21,580,101)
Net Assets Beginning Balance                   2,872,784,409       434,684,802       239,490,379       111,887,596
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $  2,569,989,270  $    439,273,471  $    184,087,478  $     90,307,495
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Capital           Growth            Multiple            High
                                                  Stock             Stock            Strategy           Yield
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $     19,785,866  $     15,147,606  $    143,793,750  $      7,184,948
 Mortality and Expense Charges                      (987,289)         (477,233)       (5,700,441)         (395,789)
 Transaction Charges                                       0                 0                 0                 0
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                    18,798,577        14,670,373       138,093,309         6,789,159
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       2,104,282       (10,467,665)        5,827,379         1,121,619
 Net Unrealized Gains (Losses)                   (31,128,817)      (11,111,365)     (201,192,744)       (9,538,975)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)     (29,024,535)      (21,579,030)     (195,365,365)       (8,417,356)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                       (10,225,958)       (6,908,657)      (57,272,056)       (1,628,197)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                         1,366,713           872,357         2,169,556           161,144
 Transfers of Policy Loading, Net                 (1,166,265)         (644,809)       (6,725,971)         (538,772)
 Transfers Due to Deaths                          (1,806,297)         (597,117)       (6,374,543)         (693,506)
 Transfers Due to Other Terminations              (3,337,898)       (2,133,792)      (19,513,936)       (1,450,355)
 Transfers Due to Policy Loans                    (3,224,975)         (802,503)      (16,603,103)       (1,088,146)
 Transfers of Cost of Insurance                   (2,399,816)       (1,111,968)      (12,761,402)         (960,536)
 Transfers of Loan Processing Charges               (454,099)         (372,240)       (1,836,110)         (129,456)
 Transfers Among Investment Divisions              9,140,090        (4,430,707)           96,851        (3,702,318)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (1,882,547)       (9,220,779)      (61,548,658)       (8,401,945)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                (12,108,505)      (16,129,436)     (118,820,714)      (10,030,142)
Net Assets Beginning Balance                     174,556,914        93,851,165     1,032,414,822        72,840,003
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $    162,448,409  $     77,721,729  $    913,594,108  $     62,809,861
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------

                                                 Natural           Global
                                                Resources          Strategy         Balanced             1994
                                                Portfolio         Portfolio         Portfolio           Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $        373,375  $      6,517,828  $      3,584,889  $              0
 Mortality and Expense Charges                      (106,249)       (1,036,113)         (401,040)         (248,137)
 Transaction Charges                                       0                 0                 0          (159,319)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       267,126         5,481,715         3,183,849          (407,456)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                        (652,997)        3,549,064         1,700,964        18,331,185
 Net Unrealized Gains (Losses)                       118,228       (13,960,659)       (8,315,137)      (16,722,421)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (534,769)      (10,411,595)       (6,614,173)        1,608,764
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (267,643)       (4,929,880)       (3,430,324)        1,201,308
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                           138,534         1,470,745           851,040             8,545
 Transfers of Policy Loading, Net                   (127,988)       (1,141,149)         (494,591)         (395,818)
 Transfers Due to Deaths                             (73,158)       (1,175,638)         (432,307)         (876,461)
 Transfers Due to Other Terminations                (276,251)       (2,471,264)       (1,235,045)       (1,199,852)
 Transfers Due to Policy Loans                      (291,716)       (2,123,219)       (1,172,951)       (1,089,958)
 Transfers of Cost of Insurance                     (248,486)       (2,513,574)         (945,522)         (234,486)
 Transfers of Loan Processing Charges                 34,664          (124,430)           18,643            11,363
 Transfers Among Investment Divisions              3,426,457        42,556,919        (2,746,108)      (76,785,156)
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             2,582,056        34,478,390        (6,156,841)      (80,561,823)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  2,314,413        29,548,510        (9,587,165)      (79,360,515)
Net Assets Beginning Balance                      15,404,978       147,919,667        71,388,507        79,360,515
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     17,719,391  $    177,468,177  $     61,801,342  $              0
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1995              1996              1997              1998
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (346,689)         (253,289)         (258,597)         (269,871)
 Transaction Charges                                (219,971)         (149,211)         (148,229)         (155,967)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (566,660)         (402,500)         (406,826)         (425,838)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       2,745,342         2,606,820         1,593,071         1,541,769
 Net Unrealized Gains (Losses)                    (1,622,527)       (2,102,823)       (2,173,169)       (2,974,063)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)       1,122,815           503,997          (580,098)       (1,432,294)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           556,155           101,497          (986,924)       (1,858,132)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            13,441            39,603            26,127            81,829
 Transfers of Policy Loading, Net                   (437,011)         (291,829)         (293,815)         (353,160)
 Transfers Due to Deaths                            (896,071)         (238,192)         (379,402)         (501,383)
 Transfers Due to Other Terminations              (1,066,529)       (1,802,108)       (1,263,246)         (911,808)
 Transfers Due to Policy Loans                    (1,143,878)         (446,182)       (1,252,416)          (22,589)
 Transfers of Cost of Insurance                     (922,688)         (523,809)         (524,736)         (585,758)
 Transfers of Loan Processing Charges               (109,634)          (57,329)          (56,303)          (67,587)
 Transfers Among Investment Divisions                118,676         4,124,539         3,517,160         2,082,751
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (4,443,694)          804,693          (226,631)         (277,705)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (3,887,539)          906,190        (1,213,555)       (2,135,837)
Net Assets Beginning Balance                      68,102,980        44,286,801        45,345,274        47,849,512
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     64,215,441  $     45,192,991  $     44,131,719  $     45,713,675
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   1999              2000              2001              2002
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (78,338)          (62,149)         (251,092)          (17,766)
 Transaction Charges                                 (44,254)          (38,332)         (149,969)          (10,703)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (122,592)         (100,481)         (401,061)          (28,469)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         516,055           501,763         2,166,175           152,585
 Net Unrealized Gains (Losses)                    (1,027,935)       (1,168,467)       (5,279,593)         (372,763)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (511,880)         (666,704)       (3,113,418)         (220,178)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (634,472)         (767,185)       (3,514,479)         (248,647)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            21,244             5,958           105,869            23,467
 Transfers of Policy Loading, Net                    (50,621)          (87,059)         (309,468)          (17,837)
 Transfers Due to Deaths                                   0          (190,028)         (225,911)          (73,157)
 Transfers Due to Other Terminations                (197,712)         (456,108)         (664,955)          (55,245)
 Transfers Due to Policy Loans                      (225,787)          (21,720)         (886,085)          138,904
 Transfers of Cost of Insurance                     (231,338)         (174,810)         (513,726)          (54,089)
 Transfers of Loan Processing Charges                 47,120           (22,049)          (17,905)           (6,801)
 Transfers Among Investment Divisions              9,231,769         3,411,401        (1,609,263)          855,396
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions             8,594,675         2,465,585        (4,121,444)          810,638
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                  7,960,203         1,698,400        (7,635,923)          561,991
Net Assets Beginning Balance                       9,461,976        10,988,103        49,842,166         2,901,406
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     17,422,179  $     12,686,503  $     42,206,243  $      3,463,397
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2003              2004              2005              2006
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                      (222,798)           (6,328)          (82,723)          (18,872)
 Transaction Charges                                (134,454)           (3,792)          (51,883)          (11,059)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                      (357,252)          (10,120)         (134,606)          (29,931)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                       1,720,038            (4,266)          779,904           188,563
 Net Unrealized Gains (Losses)                    (5,382,943)          (17,605)       (2,251,937)         (529,058)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      (3,662,905)          (21,871)       (1,472,033)         (340,495)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                        (4,020,157)          (31,991)       (1,606,639)         (370,426)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                            43,741               133            10,218            12,632
 Transfers of Policy Loading, Net                   (238,948)            3,413           (93,434)          (34,677)
 Transfers Due to Deaths                            (182,764)                0          (191,171)                0
 Transfers Due to Other Terminations                (375,361)          (46,454)          (28,632)              459
 Transfers Due to Policy Loans                      (554,846)          (25,793)          (64,283)         (158,577)
 Transfers of Cost of Insurance                     (440,510)          (32,097)         (181,280)          (41,992)
 Transfers of Loan Processing Charges                (36,935)           (4,280)          (20,774)           (8,081)
 Transfers Among Investment Divisions             (1,468,172)        3,259,970            41,963            54,352
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions            (3,253,795)        3,154,892          (527,393)         (175,884)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (7,273,952)        3,122,901        (2,134,032)         (546,310)
Net Assets Beginning Balance                      44,813,910                 0        17,226,236         3,780,331
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $     37,539,958  $      3,122,901  $     15,092,204  $      3,234,021
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                     Divisions Investing In
                                            -----------------------------------------------------------------------


                                                   2007              2008              2009              2010
                                                  Trust             Trust             Trust             Trust
                                            ----------------- ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0  $              0
 Mortality and Expense Charges                       (51,878)         (116,499)          (47,163)          (34,197)
 Transaction Charges                                 (30,272)          (68,364)          (28,372)          (19,078)
                                            ----------------- ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (82,150)         (184,863)          (75,535)          (53,275)
                                            ----------------- ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         546,264         1,428,719           794,192          (608,414)
 Net Unrealized Gains (Losses)                    (1,592,369)       (3,897,784)       (1,783,335)           (8,357)
                                            ----------------- ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)      (1,046,105)       (2,469,065)         (989,143)         (616,771)
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                        (1,128,255)       (2,653,928)       (1,064,678)         (670,046)
                                            ----------------- ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               390            39,379            51,966            69,760
 Transfers of Policy Loading, Net                    (62,092)         (183,199)          (52,927)          (13,802)
 Transfers Due to Deaths                                   0           (77,631)          (22,465)                0
 Transfers Due to Other Terminations                (222,712)         (317,191)         (700,372)         (129,666)
 Transfers Due to Policy Loans                      (117,156)         (179,952)         (141,670)          (99,420)
 Transfers of Cost of Insurance                     (108,096)         (258,534)         (117,050)          (78,631)
 Transfers of Loan Processing Charges                (13,521)          (35,908)          (18,290)          (10,853)
 Transfers Among Investment Divisions               (456,913)       (1,891,494)         (101,158)          981,746
                                            ----------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (980,100)       (2,904,530)       (1,101,966)          719,134
                                            ----------------- ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (2,108,355)       (5,558,458)       (2,166,644)           49,088
Net Assets Beginning Balance                      10,475,911        23,945,275         9,850,595         6,144,179
                                            ----------------- ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      8,367,556  $     18,386,817  $      7,683,951  $      6,193,267
                                            ================= ================= ================= =================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1994

                                                            Divisions Investing In
                                            -----------------------------------------------------


                                                   2011              2013              2014
                                                  Trust             Trust             Trust
                                            ----------------- ----------------- -----------------
Investment Income (Loss):
 Reinvested Dividends                       $              0  $              0  $              0
 Mortality and Expense Charges                       (13,735)          (11,206)           (6,619)
 Transaction Charges                                  (8,220)           (6,936)           (4,188)
                                            ----------------- ----------------- -----------------
  Net Investment Income (Loss)                       (21,955)          (18,142)          (10,807)
                                            ----------------- ----------------- -----------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                         167,451          (249,550)         (133,030)
 Net Unrealized Gains (Losses)                      (512,426)           30,870           201,156
                                            ----------------- ----------------- -----------------
  Net Realized and Unrealized Gains (Losses)        (344,975)         (218,680)           68,126
                                            ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets
 Resulting from Operations                          (366,930)         (236,822)           57,319
                                            ----------------- ----------------- -----------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                86            53,725             8,283
 Transfers of Policy Loading, Net                    (35,384)          (28,951)          (11,856)
 Transfers Due to Deaths                              (8,332)                0                 0
 Transfers Due to Other Terminations                 (54,698)             (710)           (1,833)
 Transfers Due to Policy Loans                       (23,522)           58,884             8,653
 Transfers of Cost of Insurance                      (25,602)          (47,138)          (30,205)
 Transfers of Loan Processing Charges                 (2,081)          (10,611)           (5,970)
 Transfers Among Investment Divisions               (699,655)        1,603,377         3,934,553
                                            ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (849,188)        1,628,576         3,901,625
                                            ----------------- ----------------- -----------------

Increase (Decrease) in Net Assets                 (1,216,118)        1,391,754         3,958,944
Net Assets Beginning Balance                       3,191,301           779,105                 0
                                            ----------------- ----------------- -----------------
Net Assets Ending Balance                   $      1,975,183  $      2,170,859  $      3,958,944
                                            ================= ================= =================


















INDEPENDENT AUDITORS' REPORT



The Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company"), a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc., as of December 31, 1996 and 1995, and the related statements of earnings, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.





February 24, 1997

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 1996 AND 1995
(Dollars in Thousands)

                                                                                         1996                 1995
                                                                                   --------------        --------------
Assets
------
INVESTMENTS:
 Fixed maturity securities, at estimated fair value
   (amortized cost: 1996 - $3,232,643; 1995 - $3,648,983)                           $  3,301,588          $  3,807,870
 Equity securities, at estimated fair value
   (cost: 1996 - $32,988; 1995 - $19,683)                                                 35,977                21,433
 Mortgage loans                                                                           70,503               121,248
 Real estate held-for-sale                                                                28,851                 5,874
 Policy loans on insurance contracts                                                   1,092,071             1,039,267
                                                                                   --------------        --------------
   Total Investments                                                                   4,528,990             4,995,692
                                                                                   --------------        --------------

CASH AND CASH EQUIVALENTS                                                                 94,991                48,924
ACCRUED INVESTMENT INCOME                                                                 86,186                91,942
DEFERRED POLICY ACQUISITION COSTS                                                        366,461               372,418
FEDERAL INCOME TAXES - DEFERRED                                                                -                 2,222
REINSURANCE RECEIVABLES                                                                    2,642                 1,552
OTHER ASSETS                                                                              42,861                54,900
SEPARATE ACCOUNTS ASSETS                                                               7,615,362             6,834,353
                                                                                   --------------        --------------
TOTAL ASSETS                                                                        $ 12,737,493          $ 12,402,003
                                                                                   ==============        ==============











See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 1996 AND 1995
(continued)(Dollars in Thousands)

                                                                                        1996                 1995
                                                                                   --------------        --------------
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
LIABILITIES:
 POLICY LIABILITIES AND ACCRUALS:
   Policyholders' account balances                                                  $  4,480,048          $  4,851,718
   Claims and claims settlement expenses                                                  39,666                29,812
                                                                                   --------------        --------------
          Total policy liabilities and accruals                                        4,519,714             4,881,530

 OTHER POLICYHOLDER FUNDS                                                                 19,420                13,607
 LIABILITY FOR GUARANTY FUND ASSESSMENTS                                                  18,773                21,144
 FEDERAL INCOME TAXES - DEFERRED                                                           6,714                     -
 FEDERAL INCOME TAXES - CURRENT                                                           20,968                 7,033
 AFFILIATED PAYABLES - NET                                                                 6,164                 2,429
 OTHER LIABILITIES                                                                        50,726                53,566
 SEPARATE ACCOUNTS LIABILITIES                                                         7,605,194             6,825,857
                                                                                   --------------        --------------
          Total Liabilities                                                           12,247,673            11,805,166
                                                                                   --------------        --------------
STOCKHOLDER'S EQUITY:
 Common stock, $10 par value - 200,000 shares
   authorized, issued and outstanding                                                      2,000                 2,000
 Additional paid-in capital                                                              402,937               501,455
 Retained earnings                                                                        79,387                76,482
 Net unrealized investment gain on investment securities                                   5,496                16,900
                                                                                   --------------        --------------
          Total Stockholder's Equity                                                     489,820               596,837
                                                                                   --------------        --------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                          $ 12,737,493          $ 12,402,003
                                                                                   ==============        ==============

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Dollars in Thousands)

                                                                         1996               1995                1994
                                                                      -----------       -----------         -----------
REVENUES:
 Investment revenue:
   Net investment income                                               $ 336,661          $ 376,166          $ 433,536
   Net realized investment gains (losses)                                  8,862              4,525            (14,543)
 Policy charge revenue                                                   158,829            141,722            126,284
                                                                      -----------        -----------        -----------
        Total Revenues                                                   504,352            522,413            545,277
                                                                      -----------        -----------        -----------
BENEFITS AND EXPENSES:
 Interest credited to policyholders' account balances                    235,255            261,760            313,585
 Market value adjustment expense                                           6,071              5,805              6,307
 Policy benefits (net of reinsurance recoveries: 1996 - $8,317;
   1995 - $6,482; 1994 - $6,338)                                          21,052             19,374             16,858
 Reinsurance premium ceded                                                15,582             13,896             13,909
 Amortization of deferred policy acquisition costs                        62,036             58,669             69,662
 Insurance expenses and taxes                                             47,077             44,124             35,073
                                                                      -----------        -----------        -----------
        Total Benefits and Expenses                                      387,073            403,628            455,394
                                                                      -----------        -----------        -----------
        Earnings Before Federal Income Tax Provision                     117,279            118,785             89,883
                                                                      -----------        -----------        -----------
FEDERAL INCOME TAX PROVISION:
 Current                                                                  22,814             38,335             22,503
 Deferred                                                                 15,078              3,968              1,375
                                                                      -----------        -----------        -----------
        Total Federal Income Tax Provision                                37,892             42,303             23,878
                                                                      -----------        -----------        -----------

NET EARNINGS                                                           $  79,387          $  76,482          $  66,005
                                                                      ===========        ===========        ===========








See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Dollars in Thousands)

                                                                                                        Net
                                                             Additional                              unrealized            Total
                                            Common            paid-in              Retained          investment        stockholder's
                                            stock             capital              earnings          gain (loss)           equity
                                        ------------        ------------        ------------        ------------       -------------
BALANCE, JANUARY 1, 1994                 $    2,000          $  637,590          $   47,860          $     (395)         $  687,055

 Dividend to Parent                                            (102,140)            (47,860)                               (150,000)
 Net earnings                                                                        66,005                                  66,005
 Net unrealized investment loss                                                                         (43,489)            (43,489)
                                        ------------        ------------        ------------        ------------        ------------

BALANCE, DECEMBER 31, 1994                    2,000             535,450              66,005             (43,884)            559,571

 Dividend to Parent                                             (33,995)             (66,005)                              (100,000)
 Net earnings                                                                         76,482                                 76,482
 Net unrealized investment gain                                                                          60,784              60,784
                                        ------------        ------------        -------------       ------------        ------------

BALANCE, DECEMBER 31, 1995                    2,000             501,455               76,482             16,900             596,837

 Dividend to Parent                                             (98,518)             (76,482)                              (175,000)
 Net earnings                                                                         79,387                                 79,387
 Net unrealized investment loss                                                                         (11,404)            (11,404)
                                        ------------        ------------        -------------       ------------        ------------

BALANCE, DECEMBER 31, 1996               $    2,000          $  402,937           $   79,387         $    5,496          $  489,820
                                        ============        ============        =============       ============        ============
















See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Dollars in Thousands)

                                                                          1996               1995               1994
                                                                      -----------        -----------        -----------
OPERATING ACTIVITIES:
 Net earnings                                                          $  79,387          $  76,482          $  66,005
   Adjustments to reconcile net earnings to net cash and
    cash equivalents provided (used) by operating activities:
     Amortization of deferred policy acquisition costs                    62,036             58,669             69,662
     Capitalization of policy acquisition costs                          (43,668)           (54,014)          (108,829)
     Amortization, (accretion) and depreciation of investments            (4,836)            (6,763)            (4,516)
     Net realized investment (gains) losses                               (8,862)            (4,525)            14,543
     Interest credited to policyholders' account balances                235,255            261,760            313,585
     Provision for deferred Federal income tax                            15,078              3,968              1,375
     Changes in operating assets and liabilities:
      Accrued investment income                                            5,756              3,191             25,204
      Affiliated payables - net                                            3,735              5,542             (2,324)
      Claims and claims settlement expenses                                9,854              3,635              5,882
      Federal income taxes - current                                      13,935              4,759             (7,848)
      Other policyholder funds                                             5,813             (7,614)            (7,547)
      Liability for guaranty fund assessments                             (2,371)            (3,630)            (3,309)
     Policy loans on insurance contracts                                 (52,804)           (54,054)           (60,634)
     Trading investment securities                                             -                  -             11,352
     Other, net                                                            8,106             (9,296)           (39,206)
      Net cash and cash equivalents provided                          -----------        -----------         ----------
        by operating activities                                          326,414            278,110            273,395
                                                                      -----------        -----------         ----------













(Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(Continued) (Dollars In Thousands)

                                                                           1996                1995                  1994
                                                                      -------------        -------------        -------------
INVESTING ACTIVITIES:
 Sales of available-for-sale securities                                $   834,120          $   633,824          $   864,095
 Maturities of available-for-sale securities                               536,449              570,923            1,323,705
 Purchases of available-for-sale securities                               (954,368)            (832,519)            (678,974)
 Mortgage loans principal payments received                                 22,789               30,767               32,341
 Purchases of mortgage loans                                                     -               (3,608)                   -
 Sales of real estate held-for-sale                                          5,407                9,710               25,346
 Improvements to real estate held-for-sale - improvements acquired               -                 (683)              (1,060)
 Recapture of investment in Separate Accounts                                8,829                6,559                    -
 Investment in Separate Accounts                                           (10,063)                (377)             (15,212)
                                                                      -------------        -------------        -------------

      Net cash and cash equivalents provided by investing activities       443,163              414,596            1,550,241
                                                                      -------------        -------------        -------------

FINANCING ACTIVITIES:
 Dividends paid to parent                                                 (175,000)            (100,000)            (150,000)
 Policyholders' account balances:
   Deposits                                                                542,062              567,430              966,861
   Withdrawals (net of transfers to/from Separate Accounts)             (1,090,572)          (1,250,299)          (2,623,628)
                                                                      -------------         ------------         ------------

      Net cash and cash equivalents used by financing activities          (723,510)            (782,869)          (1,806,767)
                                                                      -------------         ------------         ------------

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                                           46,067              (90,163)              16,869

CASH AND CASH EQUIVALENTS
 Beginning of year                                                          48,924              139,087              122,218
                                                                      -------------         ------------         ------------

 End of year                                                           $    94,991           $   48,924           $  139,087
                                                                      =============         ============         ============
Supplementary Disclosure of Cash Flow Information:
 Cash paid to affiliates for:
   Federal income taxes                                                $     8,880           $   33,576           $   30,351
   Intercompany interest                                                       988                1,310                  679





See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
 (Dollars in Thousands)


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Reporting: Merrill Lynch Life Insurance Company (the "Company") is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co.").

 The Company sells non-participating life insurance and annuity products which comprise one business segment. The primary products that the Company currently markets are immediate annuities, market value adjusted annuities, variable life insurance and variable annuities. The Company is currently licensed to sell insurance in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly-owned subsidiary of Merrill Lynch & Co.

 The accompanying financial statements have been prepared in conformity with generally accepted accounting principles and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

 Revenue Recognition: Revenues for the Company's interest-sensitive life, interest-sensitive annuity, variable life and variable annuity products consist of policy charges for the cost of insurance, deferred sales charges, policy administration charges and/or withdrawal charges assessed against policyholders' account balances during the period.

 Policyholders' Account Balances: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:

 Interest-sensitive life products                 4.00% - 5.75%
 Interest-sensitive deferred annuities            3.20% - 8.77%
 Immediate annuities                              3.00% - 10.00%

 These rates may be changed at the option of the Company, subject to minimum guarantees, after initial guaranteed rates expire.

 Liabilities for unpaid claims equal the death benefit for those claims which have been reported to the Company and an estimate based upon prior experience for those claims which are unreported.

 Reinsurance: In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on a single life.

 Indemnity reinsurance agreements do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $576 that can be drawn upon for delinquent reinsurance recoverables.

 As of December 31, 1996, the Company had life insurance in-force that was ceded to other life insurance companies of $2,511,780.

 Deferred Policy Acquisition Costs: Policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of deferred policy acquisition costs.

 Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance, that are primarily related to and vary with the production of new business. Certain costs and expenses reported in the statements of earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing in-force policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

 The Company has entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-year period using an effective interest rate of 9.01%. This reinsurance agreement provides for payment of contingent ceding commissions based upon the persistency and mortality experience of the insurance contracts assumed. Any payments made for the contingent ceding commissions will be capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to the reinsurance agreement for the years ended December 31:

                                                                          1996               1995               1994
                                                                      -----------        -----------        -----------
 Beginning balance                                                     $ 124,833          $ 133,388          $ 139,647
 Capitalized amounts                                                       5,077             13,708             12,517
 Interest accrued                                                         10,669             11,620             12,582
 Amortization                                                            (28,330)           (33,883)           (31,358)
                                                                      -----------        -----------        -----------
 Ending balance                                                        $ 112,249          $ 124,833          $ 133,388
                                                                      ===========        ===========        ===========

 The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

                    1997      $12,547
                    1998        8,958
                    1999        8,474
                    2000        8,142
                    2001        7,811

 Investments: The Company's investments in fixed maturity and equity securities are classified as available-for-sale securities, which are carried at estimated fair value with unrealized gains and losses included in stockholder's equity. If a decline in value of a security is determined by management to be other-than-temporary, the carrying value is adjusted to the estimated fair value at the date of this determination and recorded in theas net realized investment gains (losses).

 During 1994, the Company classified certain of its investments as trading securities, which were carried at estimated fair value with unrealized gains and losses included in the statements of earnings. All securities that were classified as trading securities on November 1, 1994 were transferred to the available-for-sale classification at their respective estimated fair values on that date. The difference between the market value at November 1, 1994 and par value is being amortized into income based on the Company's premium amortization and discount accretion policies.

 For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of the investments are determined on the basis of identified cost.

 Fixed maturity securities may contain securities which are considered non-investment grade. The Company defines non-investment grade fixed maturity securities as unsecured corporate debt obligations that do not have a rating equivalent to Standard and Poor's (or similar rating agency) BBB or higher and are not guaranteed by an agency of the Federal government.

 The Company has outstanding certain interest rate swap contracts that are carried at estimated fair value and recorded as a component of fixed maturity securities. Interest income and realized and unrealized gains and losses are recorded on the same basis as fixed maturity securities available-for-sale.

 Mortgage loans are stated at unpaid principal balances, net of valuation allowances. Such valuation allowances are based on the decline in value expected to be realized on mortgage loans that may not be collectible in full. In establishing valuation allowances, management considers, among other things, the estimated fair value of the underlying collateral.

 The Company recognizes income from mortgage loans based on the cash payment interest rate of the loan, which may be different from the accrual interest rate of the loan for certain outstanding mortgage loans. The Company will recognize a realized gain at the date of the satisfaction of the loan at contractual terms for loans where there is a difference between the cash payment interest rate and the accrual interest rate. For all loans the Company stops accruing income when an interest payment default either occurs or is probable. Impairments of mortgage loans are established as valuation allowances and recorded to net realized investment gains or losses.

 The Company has previously made commercial mortgage loans collateralized by real estate. The return on and the ultimate recovery of these loans are generally dependent on the successful operation, sale or refinancing of the real estate. The Company monitors the effects of current and expected real estate market conditions and other factors when assessing the collectibility of mortgage loans. When, in management's judgment, these assets are impaired, appropriate losses are recorded. Such estimates necessarily include assumptions, which may include anticipated improvements in selected market conditions for real estate, which may or may not occur. The more significant assumptions management considers involve estimates of the following: lease absorption and sales rate; real estate values and rates of return; operating expenses; required capital improvements; inflation; and sufficiency of any collateral independent of the real estate. Management believes that the carrying value approximates the fair value of these investments.

 Real estate held-for-sale, is stated at cost less valuation allowances and estimated selling costs.

 Policy loans on insurance contracts are stated at unpaid principal balances.

 Income Taxes: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current Federal tax liability.

 The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

 Insurance companies are generally subject to taxes on premiums and in substantially all states are exempt from state income taxes.

 Separate Accounts: Separate Accounts are established in conformity with Arkansas State Insurance law, the Company's domiciliary state, and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to general claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities.

 Assets and liabilities of Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of policyholders, are shown as separate captions in the balance sheets.

 Statements of Cash Flows: For the purpose of reporting cash flows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

 Reclassifications: To facilitate comparisons with the current year, certain amounts in the prior years have been reclassified.

NOTE 2.   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

 Financial instruments are carried at fair value or amounts that approximate the fair value. The carrying value of financial instruments as of December 31 were:

                                                                                        1996                   1995
                                                                                   --------------        --------------
  Assets:
   Fixed maturity securities:
    Securities (1)                                                                  $  3,301,858          $  3,807,310
    Interest rate swaps (2)                                                                 (270)                  560
                                                                                   --------------        --------------
      Total fixed maturity securities                                                  3,301,588             3,807,870
                                                                                   --------------        --------------

   Equity securities (1)                                                                  35,977                21,433
   Mortgage loans (3)                                                                     70,503               121,248
   Policy loans on insurance contracts (4)                                             1,092,071             1,039,267
   Cash and cash equivalents (5)                                                          94,991                48,924
   Separate Accounts assets (6)                                                        7,615,362             6,834,353
                                                                                   --------------       ---------------

  Total financial instruments recorded as assets                                    $ 12,210,492         $  11,873,095
                                                                                   ==============       ===============

 (1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow model, including provision for credit risk, based upon the assumption that such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value, having an amortized cost of $338,515, and $425,469, had an estimated fair value of $348,066, and $448,785, respectively.

 (2) Estimated fair values for the Company's interest rate swaps are based on a discounted cash flow model.

 (3) The estimated fair value of mortgage loans approximates the carrying value. See Note 1 for a discussion of the Company's valuation process.

 (4) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

 (5) The estimated fair value of cash and cash equivalents approximates the carrying value.

 (6) Assets held in Separate Accounts are carried at quoted market values.

NOTE 3.   INVESTMENTS

 The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities as of December
 31 were:

                                                                                     1996
                                                  ------------------------------------------------------------------------
                                                       Cost /              Gross             Gross             Estimated
                                                     Amortized           Unrealized        Unrealized            Fair
                                                       Cost                Gains             Losses              Value
                                                  --------------      --------------     --------------     --------------
  Fixed maturity securities:
   Corporate debt securities                       $  2,652,225        $     67,590       $     11,765       $  2,708,050
   Mortgage-backed securities                           503,997              12,447              1,948            514,496
   U.S. Government and agencies                          54,386               2,303                158             56,531
   Foreign governments                                   18,111                 182                140             18,153
   Municipals                                             3,924                 434                  -              4,358
                                                  --------------      --------------     --------------     --------------

      Total fixed maturity securities              $  3,232,643        $     82,956       $     14,011       $  3,301,588
                                                  ==============      ==============     ==============     ==============


  Equity securities:
   Non-redeemable preferred stocks                 $     30,554        $      2,983       $         85       $     33,452
   Common stocks                                          2,434                  91                  -              2,525
                                                 ---------------      --------------     --------------     --------------

      Total equity securities                      $     32,988        $      3,074       $         85       $     35,977
                                                 ===============      ==============     ==============     ==============



                                                                                     1995
                                                  ------------------------------------------------------------------------
                                                       Cost /              Gross             Gross            Estimated
                                                     Amortized           Unrealized        Unrealized           Fair
                                                       Cost                Gains             Losses             Value
                                                  --------------      --------------     --------------     --------------

  Fixed maturity securities:
   Corporate debt securities                       $  2,917,628        $    138,159       $      7,526       $  3,048,261
   Mortgage-backed securities                           625,866              22,098                717            647,247
   U.S. Government and agencies                          95,002               6,061                  -            101,063
   Foreign governments                                    6,210                 280                  -              6,490
   Municipals                                             4,277                 532                  -              4,809
                                                  --------------      --------------     --------------     --------------

      Total fixed maturity securities              $  3,648,983        $    167,130       $      8,243       $  3,807,870
                                                  ==============      ==============     ==============     ==============

  Equity securities:
   Non-redeemable preferred stocks                 $     16,937        $      1,428       $        113       $     18,252
   Common stocks                                          2,746                 498                 63              3,181
                                                  --------------      --------------     --------------     --------------

      Total equity securities                      $     19,683        $      1,926       $        176       $     21,433
                                                  ==============      ==============     ==============     ==============

 The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996 by contractual maturity were:

                                                                                             Estimated
                                                                         Amortized              Fair
                                                                           Cost                 Value
                                                                       -------------      -------------
  Fixed maturity securities:
   Due in one year or less                                              $   270,571        $   271,303
   Due after one year through five years                                  1,486,819          1,521,334
   Due after five years through ten years                                   763,475            781,372
   Due after ten years                                                      207,781            213,083
                                                                       -------------      -------------
                                                                          2,728,646          2,787,092
   Mortgage-backed securities                                               503,997            514,496
                                                                       -------------      -------------

    Total fixed maturity securities                                     $ 3,232,643        $ 3,301,588
                                                                       =============      =============

 Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

 The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996 by rating agency equivalent were:

                                                                                             Estimated
                                                                          Amortized             Fair
                                                                            Cost                Value
                                                                       -------------      -------------
  AAA                                                                   $   716,749        $   730,513
  AA                                                                        181,962            185,000
  A                                                                         910,355            932,417
  BBB                                                                     1,245,457          1,272,901
  Non-investment grade                                                      178,120            180,757
                                                                       -------------      -------------

    Total fixed maturity securities                                     $ 3,232,643        $ 3,301,588
                                                                       =============      =============

 The Company has recorded certain adjustments to deferred policy acquisition costs and policyholders' account balances in connection with investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized investment gains or losses from securities classified as available-for-sale had actually been realized, with corresponding credits or charges reported directly to stockholder's equity. The following reconciles the net unrealized investment gain on investment securities classified as available-for-sale as of December 31:

                                                                             1996              1995
                                                                       -------------      -------------
  Assets:
   Fixed maturity securities                                            $    68,945        $   158,887
   Equity securities                                                          2,989              1,750
   Deferred policy acquisition costs                                         (4,630)           (17,041)
   Federal income taxes - deferred                                           (2,959)            (9,100)
   Separate Accounts assets                                                     168               (164)
                                                                       -------------      -------------
                                                                             64,513            134,332
                                                                       -------------      -------------

  Liabilities:
   Policyholders' account balances                                           59,017            117,432
                                                                       -------------      -------------

  Stockholder's equity:
   Net unrealized investment gain on investment securities              $     5,496        $    16,900
                                                                       =============      =============

 The Company has entered into interest rate swap contracts for the purpose of minimizing exposure to fluctuations in interest rates related to specific investment securities held.
 The notional amount of such swaps outstanding at December 31, 1996 and 1995 was approximately $9,000 and $30,000, respectively. The swaps were transacted with investment grade counterparties. As of December 31, 1996, the Company's interest rate swap contract was in a $270 unrealized loss position. There were no outstanding interest rate swaps in a loss position at December 31, 1995. During 1994, net realized investment gains of $470 were recorded in connection with interest rate swap activity. During 1996 and 1995, there were no realized investment gains or losses recorded.

 Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended
 December 31 were:

                                                       1996               1995               1994
                                                  ------------        -----------        -----------
  Proceeds                                         $  834,120          $ 633,824          $ 864,095
  Gross realized investment gains                      19,078             14,196             11,091
  Gross realized investment losses                     10,749             10,813             11,026


 During 1994, $7,285 of unrealized holding losses from investment trading securities were recorded in net realized investment gains (losses).

 The Company owned investment securities with a carrying value of $27,726 and $28,166 that were deposited with insurance regulatory authorities at December 31, 1996 and 1995, respectively.

 At December 31, 1996 and 1995, the Company had invested $10,168 and $8,496 in Separate Accounts, including unrealized gains (losses) of $168 and $(164), respectively. The investments in Separate Accounts are for the purpose of providing original funding of certain mutual fund portfolios available as investment options to variable life and annuity policyholders.

 The Company's investment in mortgage loans are principally collateralized by commercial real estate. The largest concentrations of commercial real estate mortgage loans at December 31, 1996, as measured by the outstanding principal balance, are for properties located in Illinois ($27,877 or 32%), Rhode Island ($19,291 or 22%) and California ($11,953 or 14%).

 The carrying value and established valuation allowances of impaired mortgage loans on real estate as of December 31, 1996 and 1995 are:

                                                  1996              1995
                                              -----------       -----------
  Carrying value                               $  44,239         $  88,068
  Valuation allowance                             17,652            35,881


 Additional information on impaired loans for the years ended
 December 31 follows:

                                                 1996               1995             1994
                                              -----------       -----------      ------------
  Average investment in impaired loans         $   61,891        $ 123,949        $  112,043
  Interest income recognized (cash-basis)           4,848            5,482             6,542

 For the years ended December 31, 1996, 1995 and 1994, $28,555,
 $1,300 and $4,652, respectively, of real estate held-for-sale was acquired in satisfaction of debt.

 Net investment income arose from the following sources for the years ended December 31:

                                                  1996              1995             1994
                                               -----------      -----------      ------------
  Fixed maturity securities                     $ 266,916        $ 305,648        $  368,023
  Equity securities                                 1,876            1,329             2,408
  Mortgage loans                                    9,764           12,250            15,014
  Real estate held-for-sale                           563              153               406
  Policy loans on insurance contracts              56,512           53,576            50,232
  Cash and cash equivalents                         6,710            8,463             5,936
  Other                                               899            1,753              (447)
                                               -----------      -----------      ------------

  Gross investment income                         343,240          383,172           441,572
  Less investment expenses                         (6,579)          (7,006)           (8,036)
                                               -----------      -----------      ------------

  Net investment income                         $ 336,661        $ 376,166        $  433,536
                                               ===========      ===========      ============

 Net realized investment gains (losses), including changes in valuation allowances for the years ended December 31:

                                                   1996            1995              1994
                                               -----------      -----------      ------------
  Fixed maturity securities                     $   4,690        $   1,908        $  (13,314)
  Equity securities                                 3,639            1,475               910
  Investment in Separate Accounts                     106             (369)                -
  Mortgage loans                                      599              334            (4,967)
  Real estate held-for-sale                          (171)           1,177             2,828
  Cash and cash equivalents                            (1)               -                 -
                                               -----------      -----------       -----------

  Net realized investment gains (losses)        $   8,862        $   4,525         $ (14,543)
                                               ===========      ===========       ===========

 The following is a reconciliation of the change in valuation allowances that have been recorded to reflect other-than-temporary declines in estimated fair value of mortgage loans and real estate held-for-sale for the years ended December 31:

                                                    Balance at         Additions                             Balance at
                                                    Beginning          Charged to           Write -             End
                                                     of Year           Operations           Downs             of Year
                                                  ------------        ------------       -----------        -----------
  Mortgage loans:
       1996                                        $   35,881          $       -          $  18,229          $  17,652
       1995                                            40,070                  -              4,189             35,881
       1994                                            45,924              4,966             10,820             40,070

  Real estate held-for-sale:
       1996                                            2,200                   -                  -              2,200
       1995                                            5,766                   -              3,566              2,200
       1994                                            7,628                   -              1,862              5,766

 The Company held investments at December 31, 1996 of $1,182 which have been non-income producing for the preceding twelve months.

 During 1994, the Company committed to participate in a limited partnership that invests in leveraged transactions. As of December 31, 1996, $2,027 has been advanced towards the Company's $10,000 commitment to the limited partnership.

NOTE 4.   FEDERAL INCOME TAXES

 The following is a reconciliation of the provision for income taxes based on earnings before income taxes, computed using the Federal statutory tax rate, with the provision for income taxes for the years ended December 31:

                                                                           1996              1995               1994
                                                                      -----------        -----------        -----------
  Provision for income taxes computed at Federal statutory rate        $  41,048          $  41,575          $  31,459

  Increase (decrease) in income taxes resulting from:
    Release of policyholders' surplus                                          -              1,991                  -
    Tax deductible interest                                                    -               (718)                 -
    Dividend received deduction                                           (3,135)              (532)            (7,363)
    Other                                                                    (21)               (13)              (218)
                                                                      -----------        -----------        -----------

  Federal income tax provision                                         $  37,892          $  42,303          $  23,878
                                                                      ===========        ===========        ===========

 The Federal statutory rate for each of the three years in the period ended December 31, 1996 was 35%.

 The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:

                                                                          1996               1995               1994
                                                                      -----------        -----------        -----------
  Deferred policy acquisition costs                                    $  (5,770)         $  (2,179)         $   6,416
  Policyholders' account balances                                         15,004                 66              5,322
  Liability for guaranty fund assessments                                    760                249               (153)
  Investment adjustments                                                   5,122              5,563              3,276
  Other                                                                      (38)               269            (13,486)
                                                                      ------------       -----------        -----------

  Deferred Federal income tax provision                                $   15,078         $   3,968          $   1,375
                                                                      ============       ===========        ===========

Deferred tax assets and liabilities as of December 31 are determined as follows:

                                                                          1996               1995
                                                                      -----------        -----------
  Deferred tax assets:
   Policyholders' account balances                                     $  79,083          $  94,087
   Investment adjustments                                                  5,671             10,793
   Liability for guaranty fund assessments                                 6,571              7,331
                                                                      -----------        -----------

      Total deferred tax assets                                           91,325            112,211
                                                                      ===========        ===========

  Deferred tax liabilities:
   Deferred policy acquisition costs                                      91,092             96,862
   Net unrealized investment gain on investment securities                 2,959              9,100
   Other                                                                   3,988              4,027
                                                                      -----------        -----------

      Total deferred tax liabilities                                      98,039            109,989
                                                                      -----------        -----------

      Net deferred tax asset (liability)                               $  (6,714)         $   2,222
                                                                      ===========        ===========

 The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 5.   RELATED PARTY TRANSACTIONS

 The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $43,515, $41,729 and $43,497 for the years ended December 31, 1996, 1995 and 1994, respectively. The Company is allocated interest expense on its accounts payable to MLIG which approximates the daily Federal funds rate. Total intercompany interest paid was $988, $1,310 and $679 for 1996, 1995 and 1994, respectively.

 The Company and Merrill Lynch Asset Management, L.P. ("MLAM") are parties to a service agreement whereby MLAM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLAM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $2,279, $2,635 and $2,732 for 1996, 1995 and 1994, respectively.

 MLAM and MLIG have entered into an agreement with respect to administrative services for the Merrill Lynch Series Fund, Inc. ("Series Fund") and Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds"). The Company invests in the various mutual fund portfolios of the Series Fund and the Variable Series Funds in connection with the variable life and annuities the Company has in-force. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM. The Company received from MLIG its allocable share of such compensation in the amount of $16,514, $13,293 and $12,600 during 1996, 1995 and
 1994, respectively.

 The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $42,639, $43,984 and $84,231 for 1996, 1995 and 1994, respectively. Substantially all of these commissions were capitalized as deferred policy acquisition costs and are being amortized in accordance with the policy discussed in Note 1.

 The Company has entered into interest rate swap contracts with Merrill Lynch Capital Services, Inc. ("MLCS") with a guarantee from Merrill Lynch & Co. As of December 31, 1996 and 1995, the notional amount of such interest rate swap contracts outstanding was $9,000 and $10,000, respectively. During 1994, the Company and MLCS terminated certain interest rate swap contracts resulting in the Company paying a net consideration of $2,043. Net interest received from these interest rate swap contracts was $(117), $256, and $782 for 1996, 1995 and 1994,
 respectively.

NOTE 6.   STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

 During 1996, 1995, and 1994 the Company paid dividends of $175,000, $100,000, and $150,000, respectively, to MLIG. Of these stockholder's dividends, $175,000, $73,757, and $112,779, respectively, were extraordinary dividends as defined by Arkansas Insurance Law and were paid pursuant to approval granted by the Arkansas Insurance Commissioner.

 At December 31, 1996 and 1995, approximately $24,970 and $30,195, respectively, of stockholder's equity was available for distribution to MLIG. Statutory capital and surplus at December 31, 1996 and 1995, was $251,697 and $303,950,
 respectively.

 Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices primarily differ from the principles utilized in these financial statements by charging policy acquisition costs to expense as incurred, establishing future policy benefit reserves using different actuarial assumptions, not providing for deferred income taxes, and valuing securities on a different basis. The Company's statutory net income for 1996, 1995 and 1994 was $93,532, $121,451 and $42,382, respectively.

 The National Association of Insurance Commissioners ("NAIC") utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital which a life insurance company should have based upon that company's risk profile. As of December 31, 1996 and 1995, based on the RBC formula, the Company's total adjusted capital level was 403% and 395%, respectively, of the minimum amount of capital required to avoid regulatory action.

NOTE 7.   COMMITMENTS AND CONTINGENCIES

 State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of policyholders from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's policyholder obligations (within specified limits). During 1991, and to a lesser extent 1992, there were certain highly publicized life insurance insolvencies. The Company has utilized public information to estimate what future assessments it will incur as a result of these insolvencies. At December 31, 1996 and 1995, the Company has established an estimated liability for future guaranty fund assessments of $18,773 and $21,144, respectively. The Company regularly monitors public information regarding insurer insolvencies and will adjusts its estimated liability as appropriate.

 In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

                          * * * * * *

                           PART II. OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Merrill Lynch Life Insurance Company's By-Laws provide, in Article VI, as follows:

     SECTION 1. ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

     SECTION 3. RIGHT TO INDEMNIFICATION. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     SECTION 4. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch & Co., Inc. are entitled to indemnification from Merrill Lynch & Co., Inc., to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch & Co., Inc. or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch & Co., Inc. prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

     Merrill Lynch & Co., Inc. has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. Merrill Lynch Life Insurance Company will pay an allocable portion of the insurance premium paid by Merrill Lynch & Co., Inc. with respect to such insurance policy.

ARKANSAS BUSINESS CORPORATION LAW

     In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgments, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    REPRESENTATION PURSUANT TO SECTION 26(e)



     Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:
        The facing sheet.

        The Prospectus consisting of 73 pages.

        Undertaking to file reports.
        Rule 484 Undertaking.

        Representation Pursuant to Section 26(e).

        The signatures.
        Written Consents of the following persons:
           1. Barry G. Skolnick, Esq.
           2. Joseph E. Crowne, Jr., F.S.A.
           3. Deloitte & Touche LLP, Independent Auditors
     The following exhibits:


 1.A.1         Resolution of the Board of Directors of Merrill Lynch Life Insurance Company
               establishing the Separate Account.
 1.A.5(a)(1)   Annual Premium Version.
 1.A.5(a)(2)   Single Premium Version.
 1.A.5(a)(3)   Annual Premium Level Death Benefit Version.
 1.A.5(a)(4)   Single Premium Variable Life Insurance Policy.
 1.A.5(b)(1)   Policy Rider.
 1.A.5(b)(2)   Form of Change of Insured Privilege.
 1.A.5(b)(3)   Policy Amendment Rider Loan Interest.
 1.A.5(b)(4)   Policy Amendment Rider Increase in Investment Base.
 1.A.5(b)(5)   Single Premium Term Rider.
 1.A.5(b)(6)   Policy Amendment Rider Adjustable Loan Interest Rate.
 1.A.5(b)(7)   Policy Amendment Rider Additional Investment Division.
 1.A.5(b)(8)   Policy Amendment Rider Investment Divisions of the Unit Investment Trusts.
 1.A.5(b)(9)   Increase in Guaranteed Insurance Amount Rider.
 1.A.5(b)(10)  Beneficiary Insurance Purchase Rider.
 1.A.5(b)(11)  Policy Amendment Rider Right to Examine This Policy.
 1.A.5(c)      Certificate of Assumption.
 1.A.5(d)      Company Name Change Endorsement.
 1.A.10        Application Form for Variable Life Insurance Policy.
 6.            Opinion and Consent of Joseph E. Crowne, Jr., F.S.A. as to actuarial matters pertaining to the securities being registered.
 8.(a)         Written Consent of Barry G. Skolnick, Esq.
 8.(b)         Written Consent of Joseph E. Crowne, Jr., F.S.A. See Exhibit 6.
 8.(c)         Written Consent of Deloitte & Touche LLP, Independent Auditors.
27.            Financial Data Schedule.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Merrill Lynch Life Variable Life Separate Account II, hereby certifies that this Post-Effective Amendment No. 7 meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal to be hereunto affixed and attested, all in the City of Plainsboro and the State of New Jersey, on the 21st day of April, 1997.


              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                                  (Registrant)

                    By: MERRILL LYNCH LIFE INSURANCE COMPANY
                                  (Depositor)


Attest: /s/ TERRY L. RAPP                        By: /s/ BARRY G. SKOLNICK
       --------------------------------------       --------------------------------------
       Terry L. Rapp                                 Barry G. Skolnick
       Assistant Secretary                           Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 1997.


                  SIGNATURE                                          TITLE
---------------------------------------------    ---------------------------------------------

*                                                Chairman of the Board, President and Chief
---------------------------------------------    Executive Officer
Anthony J. Vespa

*                                                Director, Senior Vice President, Chief
---------------------------------------------    Financial Officer, Chief Actuary and
Joseph E. Crowne, Jr.                            Treasurer

*                                                Director, Senior Vice President and Chief
---------------------------------------------    Investment Officer
David M. Dunford

*                                                Director and Senior Vice President
---------------------------------------------
Gail R. Farkas

*By: /s/ BARRY G. SKOLNICK                       In his own capacity as Director, Senior Vice
     ----------------------------------------    President and General Counsel and as
     Barry G. Skolnick                           Attorney-In-Fact

                                 EXHIBIT INDEX


     1 A.(1)   Resolutions of the Board of Directors of Merrill Lynch Life Insurance Company
               establishing the Separate Account.
         (2)   Not applicable.
         (3)   Distributing Contracts:
               (a)  Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill
                    Lynch, Pierce, Fenner & Smith Incorporated. Incorporated by reference to
                    Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch
                    Variable Life Separate Account on Form S-6 (File No. 33-55472).
               (b)  Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill
                    Lynch Life Agency, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).
               (c)  Schedules of Sales Commissions. See Exhibit A(3)(b).
         (4)   Not applicable.
         (5)   (a)  Variable Life Insurance Policies:
                    (1)   Annual Premium Version.
                    (2)   Single Premium Version.
                    (3)   Annual Premium Level Death Benefit Version.
                    (4)   Single Premium Variable Life Insurance Policy.
               (b)  (1)   Policy Rider.
                    (2)   Form of Change of Insured Privilege.
                    (3)   Policy Amendment Rider Loan Interest.
                    (4)   Policy Amendment Rider Increase in Investment Base.
                    (5)   Single Premium Term Rider.
                    (6)   Policy Amendment Rider Adjustable Loan Interest Rate.
                    (7)   Policy Amendment Rider Additional Investment Division.
                    (8)   Policy Amendment Rider Investment Divisions of the Unit Investment Trusts.
                    (9)   Increase in Guaranteed Insurance Amount Rider.
                    (10)  Beneficiary Insurance Purchase Rider.
                    (11)  Policy Amendment Rider Right to Examine This Policy.
               (c)  Certificate of Assumption.
               (d)  Company Name Change Endorsement.
         (6)   (a)  Articles of Amendment, Restatement, and Redomestication of the Articles of
                    Incorporation of Merrill Lynch Life Insurance Company. Incorporated by reference to
                    Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch
                    Variable Life Separate Account on Form S-6 (File No. 33-55472).
               (b)  Amended and Restated By-laws of Merrill Lynch Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).
         (7)        Not applicable.
         (8)   (a)  Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series
                    Fund, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the
                    Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
                    S-6 (File No. 33-55472).
               (b)  Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds
                    Distributor, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the
                    Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
                    S-6 (File No. 33-55472).
               (c)  Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce,
                    Fenner & Smith Incorporated. Incorporated by reference to Post-Effective Amendment
                    No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate
                    Account on Form S-6 (File No. 33-55472).
               (d)  Participation Agreement among Merrill Lynch Life Insurance Company, ML Life
                    Insurance Company of New York, and Monarch Life Insurance Company. Incorporated by
                    reference to Post-Effective Amendment No. 8 to the Registration Statement filed by
                    Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).
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               (e)  Form of Participation Agreement among Merrill Lynch Life Insurance Company, ML Life
                    Insurance Company of New York and Family Life Insurance Company. Incorporated by
                    reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).
         (9)   (a)  Amended form of terminated Service Agreement between Merrill Lynch Life Insurance
                    Company and Monarch Life Insurance Company. Incorporated by reference to
                    Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).
               (b)  Plan of merger between Tandem Insurance Group, Inc. and Merrill Lynch Life Insurance
                    Company. Incorporated by reference to Post-Effective Amendment No. 4 to the
                    Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).
               (c)  Service Agreement among Merrill Lynch Life Insurance Company, Family Life Insurance
                    Company and Merrill Lynch Insurance Group, Inc. Incorporated by reference to Post-
                    Effective Amendment No. 4 to the Registration Statement filed by the Registrant on
                    Form S-6 (File No. 33-43057).
         (10)  Application Form for Variable Life Insurance Policy.
         (11)  (a)  Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and
                    Redemption Procedures. Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43057).
               (b)  Supplement to Memorandum describing Merrill Lynch Life Insurance Company's Issuance,
                    Transfer and Redemption Procedures. Incorporated by reference to Post-Effective
                    Amendment No. 8 to the Registration Statement filed by the Registrant on Form S-6
                    (File No. 33-55472).
  2. See 1 above.
  3. Opinion and Consent of Barry G. Skolnick, Esq. as to the legality of the securities being registered. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration
     Statement filed by the Registrant on Form S-6 (File No. 33-43057).
  4. Not applicable.
  5. Not applicable.
  6. Opinion and Consent of Joseph E. Crowne, Jr., F.S.A., as to actuarial matters pertaining to the securities being registered.
  7. (a)  Power of Attorney of Joseph E. Crowne, Jr. Incorporated by Reference to Post-Effective
          Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate
          Account on Form S-6 (File No. 33-55472).
     (b)  Power of Attorney of David E. Dunford. Incorporated by Reference to Post-Effective Amendment
          No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on
          Form S-6 (File No. 33-55472).
     (c)  Power of Attorney of Gail R. Farkas. Incorporated by reference to Post-Effective Amendment No.
          6 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
          S-6 (File No. 33-55472).
     (d)  Power of Attorney of John C.R. Hele. Incorporated by Reference to Post-Effective Amendment No.
          2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
          S-6 (File No. 33-55472).
     (e)  Power of Attorney of Allen N. Jones. Incorporated by Reference to Post-Effective Amendment No.
          2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
          S-6 (File No. 33-55472).
     (f)  Power of Attorney of Barry G. Skolnick. Incorporated by Reference to Post-Effective Amendment
          No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on
          Form S-6 (File No. 33-55472).
     (g)  Power of Attorney of Anthony J. Vespa. Incorporated by Reference to Post-Effective Amendment
          No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on
          Form S-6 (File No. 33-55472).
  8. (a)  Written Consent of Barry G. Skolnick, Esq.
     (b)  Written Consent of Joseph E. Crowne, Jr., F.S.A. See Exhibit 6.
     (c)  Written Consent of Deloitte & Touche LLP, Independent Auditors.
 27. Financial Data Schedule.
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